THE (ASMX)

“ALTERNATIVE SECURITIES

MARKET EXCHANGE”

RULEBOOK

As filed along with SEC Form 1 and all Exhibits, with the

United States Securities & Exchange Commission on:

August 3rd, 2015

Disclaimer:

The Alternative Securities Market Exchange (the “ASMX”) is entrusted with the authority to preserve and strengthen the quality and public confidence in Alternative Securities and Alternative Investments. The ASMX stands for Integrity and Ethical practices in order to enhance investor confidence in Alternative Securities and Alternative Investments, thereby contributing to the financial health of the overall economy, and supporting the capital formation process. From the ASMX’s Early and Development Stage Companies, to Operating Companies of International Stature, each are recognized as sharing these important traits that we hold true.

The ASMX, therefore has broad discretionary authority over the initial and continued listing and trade of securities on the ASMX in order to maintain the quality, the public confidence in the ASMX, to prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade, and to protect investors and the public interest.

The ASMX may use such discretion to deny any application of any Issuer applying for listing for trade, apply additional or more stringent criteria for the initial or continued listing of any securities, or suspend or delist particular securities based on any event, condition, or circumstance that exists or occurs that makes initial or continued listing of the securities on the ASMX inadvisable or unwarranted in the opinion of the ASMX, even though the securities meet all enumerated criteria for initial or continued listing on the ASMX.

CHAPTER I

ADOPTION, INTERPRETATION AND APPLICATION OF RULES,

AND DEFINITIONS

Rule 1.1.0 – Adoption of Exchange Rules

The following Alternative Securities Market Exchange (the “ASMX”) Rules are adopted pursuant to the Corporation’s Articles of Incorporation (Exhibit A) and the Corporation’s Bylaws (Exhibit B).

Rule 1.2.0 – Interpretation

ASMX Rules shall be interpreted in such a manner to comply with the rules and requirements of the Act and to effectuate the purposes and business of the ASMX, and to require that all practices in connection with the securities business be just, reasonable and not unfairly discriminatory.

Rule 1.3.0 – Applicability

ASMX Rules shall apply to all Members and persons associated with a Member.

Rule 1.4.0 – Effective Time

All ASMX Rules shall be effective when approved by the Commission in accordance with the Act and the rules and regulations thereunder, except for those Rules that are effective upon filing with the Commission in accordance with the Act and the rules thereunder and except as otherwise specified by the ASMX or provided elsewhere in these Rules.

Rule 1.5.0 – Definitions

Unless the context otherwise requires, for all purposes of these ASMX Rules, terms used in ASMX Rules shall have the meaning assigned in Article I of the Corporations’ Bylaws or as set forth below:

a)

Act – The term “Act” or “Exchange Act” shall mean the Securities Act of 1933, as amended.

b)

Adverse Action – The term “Adverse Action” shall mean any action by the ASMX which affects the rights of any Member, applicant for membership, or any person associated with a Member (including the denial of membership and the barring of any person from becoming associated with a Member) and any prohibition or limitation by the ASMX imposed on any person with respect to access to services offered by the ASMX, or a Member thereof. This term does not include disciplinary actions for violations of any provision of the Act or the rules and regulations promulgated thereunder, or any provision of the Bylaws or ASMX Rules or any interpretation thereof or resolution or order of the Board of Directors or appropriate ASMX Market committee which has been filed with the Commission pursuant to Section 19(b) of the Act and has become effective thereunder.

c)

After Hours Market – The term “After Hours Market” shall mean the time between 4:00:01 PM and 8:59:59 AM Eastern Time (New York) / 1:00PM and 6:00AM Pacific Standard Time (Los Angeles)

d)

Alternative Securities Market Exchange, Inc. – The Owner and Operator of the ASMX. The Alternative Securities Market Exchange, Inc. is a wholly owned subsidiary of the Alternative Securities Markets Group Corporation.

e)

Alternative Securities Markets Group Corporation – The Alternative Securities Markets Group Corporation is a Multi-State Registered Investment Advisory Firm that specializes in Alternative Securities Investment Advisory services to institutional and private investors. It is the parent corporation of the Alternative Securities Market, LLC and the Alternative Securities Market Exchange, Inc.

f)

Alternative Securities Market, LLC – The exclusive Broker-Dealer for the ASMX. The Alternative Securities Market, LLC is a wholly owned subsidiary of the Alternative Securities Markets Group Corporation.

g)

Ask – The term “Ask” is a written indication by an Issuer or a Holder of a security, of a willingness to sell a security of an ASMX listed company, and the price at which the Issuer or the Holder is willing to sell the security for.

h)

ASMX: the “Alternative Securities Market Exchange”

i)

ASMX Book – The term “ASMX Book” shall mean the informational data of all stock sales (Primary and Secondary) on the ASMX.

j)

Auction Market – The term “Auction Market”, also referred to as the “Secondary Market” of the ASMX, is a market in which buyers enter competitive bids and sellers enter competitive offers simultaneously.

k)

Bid – The term “Bid” is an indication by an Investor, a broker, or a dealer of a willingness to buy a security, and the price at which the Investor, Broker or Dealer is willing to buy the security for.

l)

Board of Directors – The terms “Board” and “Board of Directors” shall mean the Board of Directors of the ASMX.

m)

Broker – the term “Broker” shall have the same meaning as in Section 3(a)(4) of the Act.

n)

Commission – The term “Commission” shall mean the Securities and Exchange Commission

o)

Dealer – The term “Dealer” shall have the same meaning as in Section 3(a)(5) of the Act.

p)

Designated Self-Regulatory Organization - The term “Designated Self-Regulatory Organization” shall mean a self-regulatory organization, other than the ASMX, designated by the Commission under Section 17(d) of the Act to enforce compliance by Members with ASMX Market Rules.

q)

“Entity” – The term “Entity” shall be any:

a.

Bank

b.

Insurance Company

c.

Registered Investment Company

d.

Business Development Company

e.

Small Business Investment Company

f.

State or SEC Registered Investment Advisor

g.

Registered Broker-Dealer

r)

Exchange Act – The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

s)

Holder – The owner of a security.

t)

Issuer – The corporation or company that offers or proposes to offer its securities for sale on the ASMX.

u)

Listed Trading Security - The term “Listed Trading Security” is an Issuer’s securities that are eligible and allowed to be traded on the ASMX’s Secondary Market.

v)

Market – The term “Market” shall mean the Alternative Securities Market Exchange, Inc., either an exempt from registration securities exchange, or a nationally securities exchange.

w)

Market Professional – The term “Market Professional” shall mean any of the following Securities Related Professionals. Market Professionals may be Advisors and/or Investing Entities.

a.

Bank - (may be a Member)

b.

Insurance Company - (may be a Member)

c.

Registered Investment Company - (may be a Member)

d.

Business Development Company - (may be a Member)

e.

Small Business Investment Company - (may be a Member)

f.

State or SEC Registered Investment Advisor - (may be a Member)

g.

Registered Broker-Dealer - (may be a Member)

h.

Transfer Agent - (non-Member Only)

i.

Clearing Company - (non-Member Only)

x)

Member – The term “Member” shall mean any Person that has been approved by an Investment Coordinator of the ASMX, who meets the qualifications as an “ASMX Qualified Investor”, “Accredited Investor” or “California Qualified Investor”, and has been issued an “ASMX Investor ID Number”.

a.

Accredited Investor –

i.

United States:

1.

A natural person who has individual net worth, or joint net worth with the Person’s spouse, that exceeds $1 Million USD at the time of the purchase, or has assets under management of $1 Million USD or above, excluding the value of their primary residence; or

2.

A natural person with income exceeding $200,000 USD in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current years; or

3.

A trust with assets in excess of $5 Million USD, not formed to acquire the securities offered, whose purchases a sophisticated person makes; or

4.

A bank, insurance company, registered investment company, business development company, or small business investment company; or

5.

An employee benefit plan, with the meaning of the Employee Retirement Income Securities Act, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5 Million USD; or

6.

A charitable organization, corporation, or partnership with assets exceeding $5 Million USD; or

7.

A directors, executive officer, or general partners of the company selling the securities; or

8.

A business in which all the equity owners are accredited investors.

ii.

Canada:

1.

A person under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities (Newfoundland or Labrador); or

2.

An individual registered or formerly registered under the securities legislation of Canada as a representative of a person referred to in paragraph (a); or

3.

An individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 USD; or

4.

An individual whose net income before taxes exceeds $200,000 USD in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 USD in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

5.

An individual who, either alone or with a spouse, has net assets of at least $5,000,000 USD; or

6.

A person, other than an individual investment fund, that has net assets of at least $5,000,000 USD as shown on its most recently prepared financial statements; or

7.

A trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

8.

An investment fund that distributes or has distributed its securities to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of the “National Instrument (Canada)” 45 106 (Minimum amount investment) or 2.19 of the “National Instrument (Canada)” 45  106 (Additional investment in investment funds), or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities to in section 2.18 of the “National Instrument (Canada)” 45 106 (Investment fund reinvestment).

9.

A person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an advisor or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; or

10.

A person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in the “National Instrument (Canada)” 45 106); or

11.

An investment fund that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor.

iii.

Australia

1.

S708(8) of the Corporations Act 2001 (Australia) is found in Chapter 6D (Fundraising). It defines “sophisticated investor” so as to exclude them from certain disclosure requirements.

2.

S708(8) of the Corporations Act 2001 (Australia) provides for an accountant to issue a certificate stating that an individual meets the criteria prescribed in the Corporations Regulations 2001 (Australia), namely net assets of at least $2.5 Million USD, or a gross income for each of the last two financial years of at least $250,000 USD.

3.

Any Investor with a “Sophisticated Investor Certificate” issued by the Australian Securities and Investment Commission.

iv.

European Union

1.

European Investors meeting the term “accredited” must satisfy at least two of the following quantitative criteria in assessing the Investor’s expertise, experience and knowledge.

a.

The Investor has carried out investment related transactions, in significant size (at least EUR 50,000), on a relevant securities market at an average frequency of ten transactions per quarter over the previous four quarters;

b.

The size of the Investor’s financial instrument portfolio, defined as including cash deposits and financial instruments, exceeds EUR 500,000;

c.

The Investor works or has worked in the financial sector for at least one year in a professional position which requires knowledge of the transactions or services envisaged.

v.

Israel

1.

An investment trust or fund manager

2.

A management company or Provident fund as defined in the Israeli fund law

3.

An insurance company

4.

A banking corporation and auxiliary corporation as defined in the Israeli Banking Law (Licensing), other than a joint services company

5.

A registered (licensed) investment advisor

6.

An exchange member

7.

A underwriter qualified under Section 506(c) of the Israeli Securities Act

8.

Corporation (except a corporation incorporated for the purpose of receiving investment advisory services, investment marketing or portfolio management) with equity of more than ILS50 Million.

9.

A natural person that gave consent in writing to be considered eligible and that meets at least two of the criterion below:

a.

Owns a total value of cash, deposits, financial assets and securities as defined in Section 52 of the Israel Securities Act which exceeds ILS12 Million;

b.

Has expertise and skills in capital markets or was employed at least one year in a professional position that requires expertise in capital markets;

c.

Has made at least 30 transactions per quarter for the last four quarters. This does not include transactions made by the person’s portfolio manager on a non-discretionary basis.

10.

A corporation which is wholly owned by accredited investors based on the criteria above

11.

A corporation incorporated abroad whose activities are similar to those of the corporation set out above

vi.

Singapore

1.

As defined in Section 4A(1)(a) of the Securities and Futures Act (SFSA), Chapter 2899.

a.

Net Personal assets exceeding SGD 2 Million (or equivalent in foreign currency); or

b.

Income in preceding 12 months of not less than SGD 300,000 (or equivalent in foreign currency); or

c.

A corporation with net assets exceeding $10 Million USD in value (or its equivalent in foreign currency) or such other amount as the Authority may prescribe, in place of the first amount, as determined by – (a) the most recent audited balance-sheet of the corporation; or (b) where the corporation is not required to prepare audited accounts regularly, a balance-sheet of the corporation certified by the corporation as giving a true and fair view of the state of affairs of the corporation as of the date of the balance-sheet, which date shall be within the preceding 12 months;

d.

The trustee of such trust as the Authority may prescribe, when acting in that capacity; or

e.

Such other person as the Authority may prescribe.

b.

ASMX Qualified Investor – As defined by the ASMX to be “an Individual who is, Individuals who are, or a corporation, company or fund comprised of sophisticated investors, each capable of protecting themselves in making any investment decisions.”

c.

California Qualified Investor –

i.

Any resident of the State of California whose individual net worth is no less than $250,000 USD and had, during the immediately preceding tax year, gross income of $100,000 USD, and reasonably expects gross income in excess of $100,000 USD during the current tax year;

ii.

Any natural resident of the State of California who has a net worth of $500,000 USD. “Net Worth” for a California Qualified Investor shall be determined exclusive of home, home furnishings and automobiles. Other assets included in the computation of net worth may be valued at Fair Market Value.

d.

NOTE: A Market Professional may also be considered a Member in the event the Market Professional meets the criteria of “Member” as detailed above.

y)

Primary Market – Is a Market where Issuers sell securities of its Corporation or Company to Investors, and where the proceeds of the Offering go to the issuing corporation. The Issuers on the Primary Market are seeking to increase its capitalization either by selling shares of stock, or by selling notes or bonds to Investors.

z)

Qualified Clearing Agency – The term “Qualified Clearing Agency” means a clearing agency registered with the Commission pursuant to Section 17A of the Act that is deemed qualified by the ASMX.

aa)

Registered Broker Dealer – The term “Registered Broker – Dealer” means any registered broker or dealer, as defined in Section 3(a)(48) of the Act, that is registered with the Commission under the Act.

bb)

Regular Market Hours – The term “Regular Market Hours” means the time between 9:00:00 AM and 4:00:00 PM Eastern Standard Time (New York) / 6:00:00 AM and 1:00:00 PM Pacific Standard Time (Los Angeles)

cc)

Secondary Market – The term “Secondary Market” of the ASMX where securities are bought and sold between Investors after their initial sale to Investors on the ASMX’s Primary Market.

dd)

Statutory Disqualification – The term “Statutory Disqualification” shall mean any statutory disqualification as defined in Section 3(a)(39) of the Act.

ee)

System – The term “System” shall mean the electronic communications and trading facility designated by the Board of Directors through which securities orders of Members and Issuers are consolidated for ranking, execution and, when applicable, routing away.

ff)

Unlisted Trading Security – The term “Unlisted Trading Security” is an issuer’s securities that are no longer allowed to be traded on the ASMX’s Secondary Market as the Issuer is deficient of its listing and trading agreement with the ASMX, has moved to an Over-the-Counter Securities Market or Regulated Securities Exchange, or has delisted from the ASMX.

REMAINDER OF PAGE LEFT BLANK INTENTIONALLY

CHAPTER II

MEMBERS OF THE

ALTERNATIVE SECURITIES MARKET EXCHANGE

Rule 2.1.0 – Rights, Privileges and Duties of Alternative Securities Market Exchange Members

Unless otherwise stated in the ASMX Rules each Member of the ASMX shall have the same rights, privileges and duties of any other Member of the ASMX.

Rule 2.2.0 – Obligations of the Members of the Alternative Securities Market Exchange

In addition to all other obligations imposed by the ASMX, in  the Alternative Securities Market Exchange Rules, all Members of the ASMX, as a condition of effecting approved securities transactions on the ASMX’s trading facilities, shall agree to be regulated by the ASMX and shall recognize that the ASMX is obligated to undertake to enforce compliance with the provisions of the Alternative Securities Market Exchange Rules, its Corporate Bylaws,  its interpretations and policies and with the provisions of the Act, the Exchange Act,  and regulations thereunder, and that, subject to orders and rules of the Commission, the ASMX is required to discipline Members and persons associated with Members for violations of the provisions of the Alternative Securities Market Exchange Rules, its Corporate Bylaws, its interpretations and policies and the Act, the Exchange Act, and regulations thereunder, by expulsion, suspension, limitation of activities, functions, and operations, fines, censure, being suspended or barred from being associated with a Member, or any other fitting sanction.

Rule 2.3.0 – Eligibility to be a Member of the Alternative Securities Market Exchange

Except as herein after provided, any Member:

a.

Accredited Investor –

i.

United States:

1.

A natural person who has individual net worth, or joint net worth with the Person’s spouse, that exceeds $1 Million USD at the time of the purchase, or has assets under management of $1 Million USD or above, excluding the value of their primary residence; or

2.

A natural person with income exceeding $200,000 USD in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current years; or

3.

A trust with assets in excess of $5 Million USD, not formed to acquire the securities offered, whose purchases a sophisticated person makes; or

4.

A bank, insurance company, registered investment company, business development company, or small business investment company; or

5.

An employee benefit plan, with the meaning of the Employee Retirement Income Securities Act, if a bank, insurance company, or registered investment advisor makes the investment decisions, or if the plan has total assets in excess of $5 Million USD; or

6.

A charitable organization, corporation, or partnership with assets exceeding $5 Million USD; or

7.

A directors, executive officer, or general partners of the company selling the securities; or

8.

A business in which all the equity owners are accredited investors.

ii.

Canada:

1.

A person under the securities legislation of a jurisdiction of Canada, as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities (Newfoundland or Labrador); or

2.

An individual registered or formerly registered under the securities legislation of Canada as a representative of a person referred to in paragraph (a); or

3.

An individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000 USD; or

4.

An individual whose net income before taxes exceeds $200,000 USD in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 USD in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

5.

An individual who, either alone or with a spouse, has net assets of at least $5,000,000 USD; or

6.

A person, other than an individual investment fund, that has net assets of at least $5,000,000 USD as shown on its most recently prepared financial statements; or

7.

A trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

8.

An investment fund that distributes or has distributed its securities to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of the “National Instrument (Canada)” 45 106 (Minimum amount investment) or 2.19 of the “National Instrument (Canada)” 45  106 (Additional investment in investment funds), or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities to in section 2.18 of the “National Instrument (Canada)” 45 106 (Investment fund reinvestment).

9.

A person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an advisor or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; or

10.

A person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in the “National Instrument (Canada)” 45 106); or

11.

An investment fund that is advised by a person registered as an advisor or a person that is exempt from registration as an advisor.

iii.

Australia

1.

S708(8) of the Corporations Act 2001 (Australia) is found in Chapter 6D (Fundraising). It defines “sophisticated investor” so as to exclude them from certain disclosure requirements.

2.

S708(8) of the Corporations Act 2001 (Australia) provides for an accountant to issue a certificate stating that an individual meets the criteria prescribed in the Corporations Regulations 2001 (Australia), namely net assets of at least $2.5 Million USD, or a gross income for each of the last two financial years of at least $250,000 USD.

3.

Any Investor with a “Sophisticated Investor Certificate” issued by the Australian Securities and Investment Commission.

iv.

European Union

1.

European Investors meeting the term “accredited” must satisfy at least two of the following quantitative criteria in assessing the Investor’s expertise, experience and knowledge.

a.

The Investor has carried out investment related transactions, in significant size (at least EUR 50,000), on a relevant securities market at an average frequency of ten transactions per quarter over the previous four quarters;

b.

The size of the Investor’s financial instrument portfolio, defined as including cash deposits and financial instruments, exceeds EUR 500,000;

c.

The Investor works or has worked in the financial sector for at least one year in a professional position which requires knowledge of the transactions or services envisaged.

v.

Israel

1.

An investment trust or fund manager

2.

A management company or Provident fund as defined in the Israeli fund law

3.

An insurance company

4.

A banking corporation and auxiliary corporation as defined in the Israeli Banking Law (Licensing), other than a joint services company

5.

A registered (licensed) investment advisor

6.

An exchange member

7.

A underwriter qualified under Section 506(c) of the Israeli Securities Act

8.

Corporation (except a corporation incorporated for the purpose of receiving investment advisory services, investment marketing or portfolio management) with equity of more than ILS50 Million.

9.

A natural person that gave consent in writing to be considered eligible and that meets at least two of the criterion below:

a.

Owns a total value of cash, deposits, financial assets and securities as defined in Section 52 of the Israel Securities Act which exceeds ILS12 Million;

b.

Has expertise and skills in capital markets or was employed at least one year in a professional position that requires expertise in capital markets;

c.

Has made at least 30 transactions per quarter for the last four quarters. This does not include transactions made by the person’s portfolio manager on a non-discretionary basis.

10.

A corporation which is wholly owned by accredited investors based on the criteria above

11.

A corporation incorporated abroad whose activities are similar to those of the corporation set out above

vi.

Singapore

1.

As defined in Section 4A(1)(a) of the Securities and Futures Act (SFSA), Chapter 2899.

a.

Net Personal assets exceeding SGD 2 Million (or equivalent in foreign currency); or

b.

Income in preceding 12 months of not less than SGD 300,000 (or equivalent in foreign currency); or

c.

A corporation with net assets exceeding $10 Million USD in value (or its equivalent in foreign currency) or such other amount as the Authority may prescribe, in place of the first amount, as determined by – (a) the most recent audited balance-sheet of the corporation; or (b) where the corporation is not required to prepare audited accounts regularly, a balance-sheet of the corporation certified by the corporation as giving a true and fair view of the state of affairs of the corporation as of the date of the balance-sheet, which date shall be within the preceding 12 months;

d.

The trustee of such trust as the Authority may prescribe, when acting in that capacity; or

e.

Such other person as the Authority may prescribe.

b.

ASMX Qualified Investor – As defined by the ASMX to be “an Individual who is, Individuals who are, or a corporation, company or fund comprised of sophisticated investors, each capable of protecting themselves in making any investment decisions.”

c.

California Qualified Investor –

i.

Any resident of the State of California whose individual net worth is no less than $250,000 USD and had, during the immediately preceding tax year, gross income of $100,000 USD, and reasonably expects gross income in excess of $100,000 USD during the current tax year;

ii.

Any natural resident of the State of California who has a net worth of $500,000 USD. “Net Worth” for a California Qualified Investor shall be determined exclusive of home, home furnishings and automobiles. Other assets included in the computation of net worth may be valued at Fair Market Value.

d.

NOTE: A Market Professional may also be considered a Member in the event the Market Professional meets the criteria of “Member” as detailed above.

No person or entity shall be admitted as, or be entitled to continue as a Member unless such person or entity meets the standards of financial competence and experience as the ASMX may prescribe. Each ASMX Investment Coordinator shall have the responsibility and duty to ascertain by investigation the good character, personal or business repute, qualifications, investment experience and financial competence of any person or entity applying for registration as a Member with the ASMX.

Rule 2.4.0 -  Restriction

No person, or Entity, may become a Member, or continue as a Member, in any capacity on the ASMX where:

•

Such person does not, or no longer meets the eligibility requirements stated in Rule 2.3.0; or

•

Such person is subject to a statutory disqualification; or

•

Any Registered Entity that becomes unregistered, or has its Registration become suspended, revoked, terminated, disqualified, surrendered, vacated, abandoned, or dissolved; or

•

Any person or entity that fails to demonstrate to the ASMX adequate financial or investment capability, capacity, integrity and security necessary to conduct business on the ASMX; or

•

Any person or entity that is subject to any unsatisfied liens, judgments or unsubordinated credit claims of a material nature, which, in the absence of a reasonable explanation therefore, remain outstanding for more than six months; or

•

Any person or entity that has been subject to any bankruptcy proceedings, receivership or arrangement for the benefit of creditors within the past three years; or

•

Any person or entity in an established pattern of failure to pay just debts or has defaulted, without a reasonable explanation, on any obligation, and has been left unsatisfied for more than six months; or

•

No person or entity shall be admitted as a Member of the ASMX if it is determined by the Investment Coordinator of the ASMX that the person or entity has engaged, and there is a reasonable likelihood that such person again may engage, in acts or practices inconsistent with just and equitable principles of investing or trading on the ASMX.

No person or entity shall be admitted as a Member of the ASMX unless such person or entity:

•

Each person has completed the appropriate investor suitability questionnaire and supplied copies of the appropriate documents as required; or

•

Each entity has completed the appropriate institutional suitability questionnaire and supplied copies of the appropriate documents as required.

•

Each person or entity must agree to the Alternative Securities Market Exchange’s examination of such person’s or entity’s books and records as required by the ASMX, and to agree to allow the ASMX to verify the accuracy of any information so supplied; and

•

Each person or entity must agree to be regulated by the ASMX and to recognize that the ASMX is obligated to undertake to enforce compliance with the provisions of the Alternative Securities Market Exchange Rules, the Corporation Bylaws, the interpretations and policies of the ASMX and the provisions of the Act and the regulations thereunder.

Rule 2.5.0 – Investment and Financial Proficiency & Professional Examinations

1.

The ASMX requires each Person or Entity to meet the requirements of “Accredited Investor”, “Qualified Investor” or “California Qualified Investor” as detailed in Rule 2.3.0. This Investor Classification is determined by each applying Member to complete an “Investor Suitability Questionnaire” and supplying the required documents as detailed in Rule 2.4.0.

2.

The ASMX does not require the successful completion of any written proficiency examinations for any Persons or Entities.

3.

The ASMX does not require any continuing education courses be attended or completed by any Person or Entity.

Rule 2.6.0 – Procedures for Applying for Membership to the Alternative Securities Market Exchange

•

Application

➢

Where to file: A Person or Entity seeking admission to the ASMX must complete the appropriate Investor Suitability Questionnaire as found at http://www.ASMX.CO and/ or http://www.AlternativeSecuritiesMarket.com, or as requested by sending an email to LEGAL@ALTERNATIVESECURITIESMARKET.COM requesting an “Investor Suitability Questionnaire” document be emailed or mailed by U.S. Mail to the requestor, or by calling (800) 366-0908 and requesting an “Investor Suitability Questionnaire” be emailed or mailed by U.S. Mail to the requestor.

The Person or Entity seeking admission to the ASMX must complete the appropriate “Investor Suitability Questionnaire” and return the completed “Investor Suitability Questionnaire” and all required documents to the “Investor Coordinator Division” of the ASMX.

Online:

at: http://www.AlternativeSecuritiesMarket.com

at: http://www.ASMX.CO

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Investment Coordinators

4136 Del Rey Avenue

Marina Del Rey, California 90292

➢

Decision: After considering an application by an Investor for Membership, the ASMX shall issue a written decision within two business days of receiving a completed “Investor Suitability Questionnaire”, setting forth its findings and conclusions.

Types of Conclusions:

▪

“Accredited Investor” – Able to invest in all Securities offered to Investors on the Primary & Secondary Market. (State Availability Restrictions may apply).

▪

“ASMX Qualified Investor” – Able to invest in all Securities open to “ASMX Qualified Investors”. (State Availability Restrictions may apply).

▪

“California Qualified Investor” – Able to invest in Securities that are issued only to residents of the State of California pursuant to California Intra-State Exemption 1001.

▪

“Application Incomplete” – The Applicant will not be granted Membership or Access to the ASMX, and the Application review is suspended until the time that the application is completed or the required documents are fully submitted to the ASMX for review and consideration.

▪

“Application Denied” – Upon review and consideration by the ASMX Investment Coordinator, the Coordinator determines that the Applicant does not meet the standards required for “Accredited Investor”, “ASMX Qualified Investor” or “California Qualified Investor”.

➢

 Appeal: Decisions by the Investment Coordinator may be appealed to the Board of Directors of the ASMX for reconsideration. Requests for Appeals are required to be in writing, and submitted to the ASMX Board of Directors by:

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Appeals

4136 Del Rey Avenue

Marina Del Rey, California 90292

Appeals submitted to the Board of Directors will be reviewed by all members of the ASMX Board of Directors, and a written decision will be issued within 30 days of receipt of the request for Appeal.

Rule 2.7.0 – Revocation of Alternative Securities Market Exchange Membership of a Member

Members may invest in approved securities transactions on the ASMX’s - Primary Market and Secondary Market per the Member’s Investor classification (“Accredited Investor” or “ASMX Qualified Investor” or “California Qualified Investor”). Except where determined by the Commission or a Designated Self-Regulatory Organization, the ASMX shall assume the responsibility to monitor the continued qualifications of a Member on an annual basis. The ASMX reserves the right to suspend or revoke a Member’s Membership to the ASMX at any time the ASMX has reason to believe that the Member fails to meet the qualifications of Membership of the Alternative Securities. In connection with any suspension or revocation of rights as a Member, or the voluntary termination of rights as a Member pursuant to Rule 2.8 below, the Member’s Membership in the ASMX shall be cancelled.

Rule 2.8.0 – Voluntary Termination of Rights as a Member

A Member of the ASMX may voluntarily terminate its rights as a Member only by a written resignation addressed to the ASMX’s Secretary.

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Investment Coordinators

4136 Del Rey Avenue

Marina Del Rey, California 90292

Such resignation shall not take effect until 30 days after all of the following considerations have been satisfied: (i) receipt of such written resignation; (ii) all indebtedness due the ASMX (Alternative Securities Market Exchange, Inc), Alternative Securities Market, LLC or Alternative Securities Markets Group Corporation; (iii) any ASMX investigation or disciplinary action brought against the Member has reached a final disposition; and (iv) any examination of such Member in process is completed and all exceptions noted have been reasonably resolved; provided, however, that the Board of Directors may declare a resignation effective at any time.

Rule 2.9.0 – Dues and Assessments paid by Members

The ASMX charges no Members any Dues or Assessments.

CHAPTER III

ISSUERS OF THE

ALTERNATIVE SECURITIES MARKET EXCHANGE

Rule 3.1.0 – Rights, Privileges and Duties of Alternative Securities Market Exchange Listed Issuers

Unless otherwise stated in the Alternative Securities Market Exchange Rules, each Listed Issuer of the ASMX shall have the same rights, privileges and duties of any other Issuer of the ASMX.

Rule 3.2.0 – Securities Eligible to be issued by Listed Issuers on the Alternative Securities Market Exchange

•

Regulation A: (Primary Securities Class of the ASMX)

➢

Issued Securities are open to investment by:

▪

Accredited Investors

▪

ASMX Qualified Investors

▪

California Qualified Investors

➢

No maximum number of non-accredited Investors

➢

Only U.S. and Canadian Issuers

➢

General Solicitation allowed

➢

All of the securities sold in the Regulation A Offering are freely-tradable securities.

➢

The current exemption allows eligible issuers the right to claim the exemption and raise up to $50 Million in securities in any 12 month period.

➢

The exemption is not available to entities that:

▪

Have one or more class of securities registered under Section 12 of the 1934 Act or which file reports pursuant to Section 15(d) of the 1934 Act;

▪

Are not U.S. or Canadian domiciled issuers;

▪

Are investment companies;

▪

Are blank check companies;

▪

Are blind pools or shell companies, or involved in fractional oil / gas interests;

▪

Any company where an officer, director, or 10% or more of the stockholders are a “bad boy” under Rule 262 of the 1933 Act or where any such person at a broker-dealer that sells the offering is such a person.

➢

An Offering under the current Regulation A can be undertaken using any one of three alternative disclosure formats, but, in each instance and at a minimum, Regulation A requires that the Issuer include financial statements that are reviewed, and if the Issuer has audited financial statements, these must be used and the same must conform to the requirement of Article 2 of Regulation S-X of the 1934 Act.

➢

An Offering under current Regulation A requires that the issuer file the Regulation A Offering Circular with the Securities and Exchange Commission and with the State Securities Commission in each State where the Offering is to take place.

•

Regulation D / Rule 504: (Allowed only if not eligible for Regulation A)

➢

For Offerings up to $1,000,000 USD, and do not qualify for Regulation A. If determined by the ASMX that the Issuer is eligible for Regulation A, the Issuer will not be allowed to proceed with a Regulation D / 504 Offering on the ASMX.

➢

Open to only Accredited Investors (no non-accredited Investors)

➢

General solicitation allowed

➢

U.S., Canadian and International Issuers

➢

All of the securities sold in the Regulation D / Rule 504 Offering are freely-tradable securities.

➢

The exemption is not available to entities that:

▪

Are blank check companies;

▪

Are subject to the Exchange Act of 1934

➢

Must comply with Blue Sky Registration Requirements

•

Regulation D / Rule 506: (Allowed only if not eligible for Regulation A)

➢

For Offerings of $5,000,001 USD to an unlimited maximum.

➢

For Offerings up to $1,000,001 to $5,000,000 USD, that do not qualify for Regulation A. If determined by the ASMX that the Issuer is eligible for Regulation A, the Issuer will not be allowed to proceed with a Regulation D / 506 Offering on the ASMX.

➢

Open to only Accredited Investors (no non-accredited Investors)

➢

General solicitation allowed

➢

U.S., Canadian and International Issuers

➢

All of the securities sold in the Regulation D / Rule 506 Offering are restricted from trade for six to twelve months.

➢

The exemption is not available to entities that:

▪

Are blank check companies;

▪

Are subject to the Exchange Act of 1934

➢

Must comply with Blue Sky Registration Requirements

•

California Intra-State Exempt Offering / Rule 1001: (Allowed only if not eligible for Regulation A, and the Company meets the “80/80/80 test below”)

➢

SEC Rule 1001 provides an exemption from the registration requirements of the Securities Act for offers and sales of securities in amounts of up to $5 Million USD that satisfy the conditions of Section 25102(n) of the California Corporation Code.

➢

Open to California Qualified Investors and California Accredited Investors ONLY

➢

Limited General Solicitation

➢

U.S. Companies that have substantial operations in the State of California (“80/80/80 test”)

▪

80% of the Issuer’s gross revenue must be derived from operations with the State of California

▪

80% of the proceeds of the Offering must be used for business purposes within the State of California

▪

At least 80% of the Issuer’s assets must be located within the State of California.

➢

Securities issued under this exemption can be resold by registration or an applicable exemption from SEC registration.

Rule 3.3.0 - Procedures for Applying for Listing and Trade on the Alternative Securities Market Exchange

•

Application

➢

Where to file: A Company seeking Issuer Admission to the ASMX must complete the ASMX Listing Application & Agreement as found at http://www.ASMX.CO and/or http://www.AlternativeSecuritiesMarket.com, or as requested by sending an email to LEGAL@ALTERNATIVESECURITIESMARKET.COM requesting an “ASMX Listing Application & Agreement” document be emailed or mailed by U.S. Mail to the requestor, or by calling (800) 366-0908 and requesting an “ASMX Listing Application & Agreement” be emailed or mailed by U.S. Mail to the requestor.

The Company seeking Listed Issuer Admission to the ASMX must complete the appropriate “ASMX Listing Application & Agreement” and return the completed “ASMX Listing Application and Agreement” and all required documents to the “Market Coordinator Division” of the ASMX.

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Market Coordinator

4136 Del Rey Avenue

Marina Del Rey, California 90292

➢

Decision: After considering an application by an Issuer for Listing on the ASMX, the ASMX shall issue a written decision within ten business days of receiving a completed “ASMX Listing Application & Agreement”, setting forth its findings and conclusions.

Types of Conclusions:

▪

“Admitted for Listing and Trade pending qualification” (for Regulation A Only) – Able to issue securities on the ASMX through the Exclusive ASMX Broker Dealer (Alternative Securities Market, LLC) only after SEC Qualification and NASAA State Registration per the “NASAA Coordinated Review and Registration”. Securities are eligible to be purchased by an unlimited number of Accredited and Non-Accredited Investors in the States in which the Securities are registered for sale.

▪

“Admitted for Listing and Trade pending SEC Registration” (for Regulation D Only) – Able to issue securities on the ASMX through the ASMX Exclusive Broker-Dealer (Alternative Securities Market, LLC) only after SEC Filing of a Form D and Blue Sky Registration in each State for which Securities will be offered to Accredited Investors. Securities are eligible to be purchased ONLY by Accredited Investors in the States in which the Securities are registered for sale.

▪

“Admitted for Listing and Trade pending California Registration” (for California 1001 Intra-State Offerings Only) – Able to issue securities on the ASMX through the ASMX exclusive Broker-Dealer (Alternative Securities Market, LLC) only after California Filing of California Intra-State Exempt Securities Notices and Registrations. Securities are eligible to be purchased ONLY by California Residents who meet the definition of “California Qualified Investor”. Investors from other States are not allowed under any circumstances.

▪

“Application Incomplete” – The Listing Applicant will not be approved or denied as additional information is required for the Market Coordinators to make a decision for listing and trade.

▪

“Application Denied” – Upon review and consideration by the ASMX, the Market Coordinator has determined that the Applicant does not meet the standards required for listing and trade on the ASMX.

➢

 Appeal: Decisions by the Market Coordinators may be appealed to the ASMX Board of Directors for re-consideration. Requests for Appeals are required to be in writing, and submitted to the ASMX Board of Directors by:

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Appeals

4136 Del Rey Avenue

Marina Del Rey, California 90292

Appeals submitted to the Board of Directors will be reviewed by all members of the Board of Directors, and a decision will be issued within 60 days of receipt of the request for re-consideration.

Rule 3.4.0 – Four Tiers of the Alternative Securities Market Exchange

Upon an Issuer being admitted for Listing and Trade on the ASMX, the ASMX will assign the Issuer to one of the four Alternative Securities Market Exchange’s “Four Tiers”:

1)

ASMX Venture Market (Tier I):

a.

U.S. and Canadian Companies Only

b.

Securities are issued pursuant to Regulation A & CA 1001 Offerings

c.

Regulation A Offerings: Open to Accredited and ASMX Qualified Investors

d.

CA1001 Offerings: Limited only to California Qualified Investors

e.

Minimum Initial Public Offering: $100,000

f.

Maximum Initial Public Offering for CA1001: $5,000,000

g.

Maximum Initial Public Offering for Regulation A (Tier I): $20,000,000

h.

Equity, Debt & Convertible Securities

2)

ASMX Main Market (Tier II):

a.

U.S. and Canadian Companies Only

b.

Securities are issued pursuant to Regulation A

c.

Regulation A Offerings: Open to Accredited and ASMX Qualified Investors

d.

Minimum Initial Public Offering: $20,000,001

e.

Maximum Initial Public Offering: $50,000,000

f.

Equity, Debt & Convertible Securities

3)

ASMX Global Private Market (Tier III):

a.

U.S., Canadian and International Companies

b.

Securities are issued pursuant to Regulation D

c.

Regulation D Offerings: Limited to only Accredited Investors

d.

Minimum Initial Public Offering: $1,000,001 (U.S. and Canadian Companies MUST NOT QUALIFY for Regulation A for a listing less than $50,000,000)

e.

Maximum Initial Public Offering: Unlimited

f.

Equity, Debt & Convertible Securities

4)

ASMX Pooled Funds Market (Tier IV):

a.

U.S., Canadian and International Companies

b.

Private Pooled Investment Funds ONLY (Real Estate Funds, Private Equity Funds, Hedge Funds, etc)

c.

Securities are issued pursuant to Regulation D

d.

Regulation D Offerings: Limited to only Accredited Investors

e.

Minimum Initial Public Offering: $5,000,001

f.

Maximum Initial Public Offering: Unlimited

g.

Equity, Debt & Convertible Securities

Rule 3.6.0 – Market Segments of the Alternative Securities Market Exchange

Upon an Issuer being assigned a “Market Tier” for Listing and Trade on the ASMX, the ASMX will also assign the Issuer to one of the Eighteen ASMX “Market Segments”. Companies are placed into a “Market Segment” depending on the Industry in which they operate. Companies can only be listed in one Market Segment, regardless of the number if Industries the Company operates in.

1)

ASMX Aviation & Aerospace Market

2)

ASMX Biofuels Market

3)

ASMX California Water Rights Market

4)

ASMX Commercial Mortgage Clearinghouse

5)

ASMX Energy Market

6)

ASMX Entertainment & Media Market

7)

ASMX Fashion & Textiles Market

8)

ASMX Financial Services Market

9)

ASMX Food and Beverage Market

10)

ASMX Hotel & Hospitality Market

11)

ASMX Life Settlement Market

12)

ASMX Medical Device & Pharmaceuticals Market

13)

ASMX Mining & Mineral Rights Market

14)

ASMX Oil & Natural Gas Market

15)

ASMX Residential Mortgage Clearinghouse

16)

ASMX Restaurant and Nightclub Market

17)

ASMX Retail and E-Commerce Market

18)

ASMX Technologies Market

All Market Segments of the ASMX are part of the ASMX, and are wholly owned and operated by Alternative Securities Market Exchange, Inc.

Each of the above Market Segments has a Closed-end Private Equity Investment Fund associated with it. These funds act much like an “Index Fund”. These Funds are targeted for the Members of the ASMX who wish to participate in ASMX Investments, but choose to passively invest in an “Index” style of a Fund that is Industry Specific, in order to replicate the performance of the particular market segment.

Features:

Ownership:

o

95% Investors that are not management of the Alternative Securities Market Group Corporation, Alternative Securities Market Exchange, Inc., Alternative Securities Market, LLC or a Managing Member of any Company listed on the Market Segment.

o

05% Alternative Securities Markets Group Corporation (Initial Fund Manager)

Board of Directors:

•

Initial three seats, Bylaws allow for up to seven seats. Additional seats require 66 1/3 approval of Common Stock Holders

•

Each Board Seat is for three years, with two of the initial three Board Seat holders being subject to early shareholder vote:

o

Seat One: Up for election within 6 months of Fund making first investment.

o

Seat Two: Up for election at the second annual meeting of Shareholders

o

Seat Three: Up for election at the third annual meeting of Shareholders

o

Seat One: Will be up for second election at the fourth annual meeting of Shareholders.

o

Etc.

Investments:

•

All Shareholders hold Common Stock with the Same Rights and Privileges as the other Shareholders.

•

One Vote per Share of Common Stock on all matters presented to the Shareholders for vote.

•

Fund Manager invests the Fund’s monies into Market Segment Companies per direction from the Fund’s Board of Directors.

•

Board of Directors meet quarterly to determine Fund Investments for the quarter, review financial statements for the Fund and Listed Companies in the Market Segment, determine any Dividend Payments to Shareholders, and address any other Business submitted to the Board of Directors for Review.

•

Fund Manager & Board of Directors Compensation:

o

Total of 1.00% of Funds under Management (based on an annual figure. Board Members are paid yearly on the date of the Annual Stockholders Meeting, Fund Manager is paid quarterly):

▪

Board Member One: .20%

▪

Board Member Two: .20%

▪

Board Member Three: .20%

▪

Fund Investment Manager: .40%

•

Fund Common Stock is able to be resold after any restrictive periods, or restrictive legends have been removed, on the ASMX’s Secondary Market.

Example:

➢

ASMX Aviation & Aerospace Market has 50 companies listed for Trade.

➢

Investors seeking great diversification in Alternative Securities Investments in the Aviation & Aerospace Market may choose to invest in multiple companies listed on the Aviation & Aerospace Market Segment, or may choose to simply make a single investment in the “Alternative Securities Markets Group Aviation & Aerospace Market Fund, LLC”, and that investment will be distributed by the Fund Manager into companies listed on the ASMX Aviation & Aerospace Market, as directed by the Fund’s Board of Directors.

Rule 3.5.0 – Investor Reporting Requirements for continued Listing and Trade on the Alternative Securities Market Exchange

In contrast to securities listed on U.S. Stock Exchanges, securities on the ASMX may trade without being registered with the United States Securities & Exchange Commission (much like the “over-the-counter securities markets”).

In order to help Market Members analyze, value and invest on the ASMX, the ASMX has developed THREE MANDATORY INVESTOR REPORTING REQUIREMENT CATAGORIES for Listed Issuers of the ASMX. On each ASMX Listed Issuer’s Company Page, any Member or Market Professional will see whether the Company is:

•

Full Investor Reporting

•

Limited Investor Reporting

•

Non-Investor Reporting (Only companies listed on the Alternative Securities Markets Group Commercial Mortgage Clearinghouse, Alternative Securities Markets Group Residential Mortgage Clearinghouse and the Alternative Securities Markets Group Life Settlement Market, and are issuing only “asset backed / secured debt notes” are allowed to be “non-Investor reporting”). There are no exceptions to this rule.

Three Alternative Securities Market Exchange Mandatory Investor Reporting Requirement Categories:

1)

Full Investor Reporting:

a.

Quarterly Un-audited Financial Statements on SEC Form 1-SA to be emailed to Legal@AlternativeSecuritiesMarket.com within 30 days of the close of each business quarter. Company un-audited financial statements shall be privately distributed to all company investors (not for public view or distribution). All un-audited financial statements will be signed as “true and accurate” by the Chief Executive Officer and/or the Chief Financial Officer.

b.

Annual Audited Financial Statement on SEC Form 1-K to be emailed to Legal@AlternativeSecuritiesMarket.com within 120 days of the close of each business fiscal year. Company audited financial statements shall be privately distributed to all company investors (not for public view or distribution).

c.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and/or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

2)

Limited Investor Reporting:

a.

Quarterly Un-audited Financial Statements on SEC Form 1-SA to be emailed to Legal@AlternativeSecuritiesMarket.com within 30 days of the close of each business quarter. Company un-audited financial statements shall be privately distributed to all company investors (not for public view or distribution). All un-audited financial statements will be signed as “true and accurate” by the Chief Executive Officer and/or the Chief Financial Officer.

b.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

3)

Non-Investor Reporting: (limited to ASMX Residential Real Estate Clearinghouse, ASMX Commercial Mortgage Clearinghouse and ASMX Life Settlement Market transactions where securities are issued as “asset backed / secured debt note” transactions).

a.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and/ or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

Rule 3.6.0 – Revocation of Alternative Securities Market Exchange Listed Issuer from any New Issue or for Resales of Previously Issued Securities on the Alternative Securities Market Exchange’s Secondary Market.

Approved Listed Issuers may issue qualified or exempt securities in approved securities transactions on the ASMX’s Primary Market. Except where determined by the Commission or a Designated Self-Regulatory Organization, the ASMX shall assume the responsibility to monitor the continued qualifications of the securities issued and sold by an issuer on a daily basis. The ASMX reserves the right to suspend or revoke a Listed Issuer of the ASMX at any time the ASMX has reason to believe that the Listed Issuer fails to meet the qualifications of issuing securities on the ASMX.  In connection with any suspension or revocation of rights as a Listed Issuer, or the voluntary termination of rights as a Listed Issuer, the Listed Issuer on the ASMX shall be cancelled.

Rule 3.7.0 – Voluntary Termination of Rights as a Listed Issuer:

A Listed Issuer of the ASMX may voluntarily terminate its rights as a Listed Issuer only by a written “Voluntary Delisting Request” addressed to the ASMX’s Secretary.

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Delisting

4136 Del Rey Avenue

Marina Del Rey, California 90292

Such Voluntary Delisting Request shall immediately take effect following the receipt of such written Voluntary Delisting Request.

Any Voluntary Delisting Request as a Listed Issuer does not relieve the Issuer from:

•

Any and all indebtedness due the ASMX (Alternative Securities Market Exchange, Inc), Alternative Securities Market, LLC or Alternative Securities Markets Group Corporation;

•

Any ASMX investigation or disciplinary action brought against the Listed Issuer; and

•

Any examination of such Listed Issuer that may be processed.

Rule 3.8.0 – Fees and Charges paid by Listed Issuers

Initial Listing Application Fee:

•

ASMX Venture Market:

$2,000

•

ASMX Main Market:

$2,000

•

ASMX Global Private Market:

$1,500

•

ASMX Pooled Funds Market:

$1,500

Monthly Listed Issuer Fees:

•

ASMX Venture Market

o

Full Investor Reporting:

$249 per month

o

Limited Investor Reporting:

$249 per month

o

Non-Investor Reporting

$249 per month

•

ASMX Main Market

o

Full  Investor Reporting:

$449 per month

o

Limited Investor Reporting:

$449 per month

o

Non-Investor Reporting

$449 per month

•

ASMX Global Private Market

o

Full Investor Reporting:

$159 per month

o

Limited Investor Reporting:

$159 per month

o

Non-Investor Reporting

$159 per month

•

ASMX Pooled Funds Market

o

Full Investor Reporting:

$159 per month

o

Limited Investor Reporting:

$159 per month

Alternative Securities Market Exchange Transaction Fees for all Initial Public Offerings:

•

Market Transaction Costs:

1/10th of 1% of all Issuer Sales

CHAPTER IV

RULES OF FAIR PRACTICE

Rule 4.1.0 – Business Conduct of Members and Listed Issuers

All Members & Listed Issuers, in the conduct of their business, shall observe high standard of commercial honor and just and equitable principles of trade.

4.2.0 – Violations Prohibited

No Member, Market Professional or Listed Issuer shall engage in conduct in violation of the Act, the rules or regulations thereunder, the Bylaws, Alternative Securities Market Exchange Rules or any policy or written interpretation of the Bylaws or Alternative Securities Market Exchange Rules, by the Board of Directors or any Committee of the ASMX. Every Member and Listed Issuer shall so supervise persons associated with them as to assure compliance with those requirements.

4.3.0 – Use of Fraudulent Devices

No Member, Market Professional or Listed Issuer shall effect any transaction in, or induce the purchase or sale of, any security by means of any manipulative, deceptive or other fraudulent device or contrivance.

4.4.0 – False Statements

No Member, Market Professional or Listed Issuer, either approved or pending approval, or any person associated with a Member, Market Professional or a Listed Issuer, shall make any false statements or misrepresentations in any application, report or other communications to the ASMX. No Member, Market Professional or Listed Issuer, either approved or pending approval, or any person associated with a Member, Market Professional or a Listed Issuer, shall make any false statement or misrepresentation to any ASMX Committee, Officer, the Board of Directors or any Designated Self-Regulatory organization in connection with any matter within the jurisdiction of the ASMX.

4.5.0 – Advertising Practices

a)

No Member, Market Professional or Listed Issuer, directly or indirectly, in connection with the purchase or sale of any security that has listed or unlisted trading privileges on the ASMX, shall publish, circulate or distribute any advertisement, sales literature or market letter, or make oral or presentations which the Member or Listed Issuer knows, or in the exercise of reasonable know, contain any untrue statement of material fact or which is otherwise false or misleading. Exaggerated or misleading statements or claims are prohibited.

b)

Advertisements, sales literature and market letters shall contain the name of the Member, Market Professional or Listed Issuer, the person or firm preparing the material, if other than the Member, Market Professional or the Listed Issuer, and the date on which it was first published, circulated or distributed (except that in advertisements, only the name of the Member or the Listed Issuer need to be stated).

c)

No cautionary statements or caveats, often called “hedge clauses”, may be used if they could mislead the reader or are inconsistent with the content of the material.

d)

Each item of advertising and sales literature, including any mailers or letters, utilizing the term, or any reference to, “ASMX” or “Alternative Securities Market Exchange”, shall be approved by signature or initial, prior to use, by an Officer of the ASMX.

e)

A separate file of all advertisements, sales literature, and market letters, including the names of the persons who prepared them and/or approved their use, shall be maintained by the Member, Market Professional, or the Listed Issuer for a period of THREE YEARS from the date of each use (for the first TWO YEARS in a place readily accessible to examination or spot checks). Each Member, Market Professional or Listed Issuer shall file with the ASMX, within five business days after initial use, each advertisement (i.e., any material for use in any newspaper, or magazine, or other public media, or by radio, telephone, recording, motion picture or television, except tombstone advertisements), unless such advertisement may be published under the rules of another self-regulatory organization regulating the Member, Market Professional or the Listed Issuer under the Act.

f)

Testimonial material based on experience with the Member, Market Professional or the Listed Issuer, or concerning any advice, analysis, report or other investment related service rendered by the Member, Market Professional or the Listed Issuer must make clear that such testimony is not necessarily indicative of future performance or results obtained by others. Testimonials also shall state whether any compensation has been paid to the maker, directly or indirectly, and if the material implies special experience or expert opinion, the qualification of the maker of the testimonial should be given.

g)

Any statement to the effect that a report, or analysis, or other service will be furnished free or without any charge shall not be made unless such report or analysis, or other service actually is, or will be furnished, entirely free and without condition or obligation.

h)

No claim or implication may be for research or other facilities beyond those which the Member, Market Professional, or the Listed Issuer actually possess or has reasonable capacity to provide.

4.6.0 – The Prompt Receipt and Delivery of Securities

•

Purchases: No Member or Listed Issuer may accept a Member’s purchase of securities until it has first ascertained that the Member, or the Market Professional representing a Member, placing the order, agrees to receive securities in exchange for payment in an amount equal to the execution, even though such execution may represent the purchase of only a part of a larger order.

•

Sales: Any Member or Listed Issuer who accepts payment for Securities must agree to the “Prompt Delivery” of the sold Securities to the Member who purchased the Securities, or to the duly appointed Market Professional of the Member.

4.7.0 – Charges for Services Performed

The ASMX and the Alternative Securities Market Exchange’s Agent’s (Broker-Dealer, Transfer Agent, Collection of money due for the Principal, Dividends or Interest, Appraisals, Safekeeping or Custody of Securities, and other services) shall be reasonable and not unfairly discriminatory among Members, Market Professionals or Listed Issuers.

4.8.0 – Use of Information

A Member, Market Professionals, Listed Issuer, or an Agent for the ASMX, who in their capacity, has received information as to the ownership of securities, shall not make use of such information for soliciting purchases, sales or exchanges except at the request, and on behalf, of the Issuer.

4.9.0 – Payment Designed to Influence Market Prices, Other than Paid Advertising

No Member, Market Professional or Listed Issuer shall directly or indirectly, give, permit to be given, or offer to give anything of value to any person for the purpose of influencing or rewarding  the action of such person in connection with the publication or circulation in any newspaper, investment service or similar publication of any matter which has, or is intended to have, an effect upon the market price of any security; provided, that this Rule shall not be construed to apply to a matter which is clearly identifiable as paid advertising.

4.10.0 – Prohibition Against Guarantees

No Member, Market Professional or Listed Issuer shall guarantee, directly or indirectly, a Member against loss in any securities of such Member, Market Professional or Listed Issuer, or in any securities transaction effected by the Member, Market Professional or Listed Issuer.

3.11.0

– Installment or Partial Payment Sales

No Member, Market Professional or Listed issuer shall transfer any securities to any Member where the full payment of the security is to be made by the Member over a period of time in installments or by a series or partial payment under any circumstances.

3.12.0

– Gratuities

No Member, Market Professional or Listed Issuer shall give any compensation or gratuity in any one year in excess of $50.00 to any Officer, Board of Directors Member or Employee of the ASMX.

CHAPTER V

BOOKS AND RECORDS

5.1.0 – Requirements

Each Member, Listed Issuer and Market Professional shall make and keep books, accounts, records, memoranda and correspondence in conformity with Section 17 of the Act and the Rules thereunder, with all other applicable laws and the rules, regulations and statements of policy promulgated thereunder, and with Alternative Securities Market Exchange Rules

5.2.0 – Furnishing of Records

Every Member, Listed Issuer and Market Professional, shall furnish to the ASMX, upon request and in a time and manner required by the ASMX, current copies of any financial information filed with the Commission, as well as any records, files, or financial information pertaining to transactions executed on or through the ASMX. Further, the ASMX shall be allowed access, at any time, to the books and records of any Member, Listed Issuer or Market Professional, in order to obtain or verify information related to transactions executed on or through the ASMX or activities relating to the ASMX.

Consistent with the responsibility of the ASMX and the Commission to provide for timely regulatory investigations, the ASMX has adopted the following general time parameters within which the Members, Listed Issuers and Market Professionals are required to respond to ASMX requests for any Market Data:

First Request …………………………….. Ten Business Days

Second Request ………………………….. Five Business Days

Third Request ……………………...…….. Five Business Days

The second and third request letter will be sent to the Member, Listed Issuer, or the Market Professional via certified mail. Notwithstanding, the parameters listed above, the ASMX reserves the right, in its sole discretion, to require information to be provided more quickly than described above.

5.3.0 – Record of Written Complaints

A.

Each Member, Listed Issuer or Market Professional shall keep and preserve for a period of not less than five years, a file of all written complaints of Members, Listed Issuers and/or Market Professionals, and action taken by the Member, Listed Issuer or Market Professional in respect thereof, if any. Further, for the first two years of the five-year period, the Member, Listed Issuer or Market Professional shall keep such file in a place readily accessible to examination.

B.

A “complaint” shall mean any written statement of a Member, Listed Issuer or Market Professional, or any person acting on behalf of a Member, Listed Issuer or Market Professional, alleging a grievance involving the activities of a Member, Listed Issuer or a Market Professional, or persons under the control of a Member, Listed Issuer or a Market Professional.

CHAPTER VI

SUPERVISION

Rule 6.1.0 – Supervisory Procedures

Each Member, Listed Issuer, and Market Professional, shall maintain and enforce all written Alternative Securities Market Exchange Rules and Procedures, as well as properly supervise the activities of any associated persons of the Member, Listed Issuer and/or Market Professional, to assure their compliance with applicable securities laws, rules, regulations and statements of policy promulgated thereunder, with the rules of the Commission, any designated self-regulatory organization, and where appropriate, with the ASMX.

6.2.0 – Responsibilities of Members, Listed Issuers and Market Professionals

Final responsibility for proper supervision shall rest with the Member, Listed Issuer or the Market Professional. Those Members, Listed Issuers and Market Professionals who utilize services of “Associated Persons” shall establish, maintain and enforce written procedures which will enable the Member, Listed Issuer or Market Professional to properly supervise the activities of its Associated Persons. The Member, Listed Issuer, and /or Market Professional is responsible to ensure that their Associated Person acts in full compliance with applicable securities laws, rules, regulations and statements of policy promulgated thereunder, with the rules of the Commission, any designated self-regulatory organization, and where appropriate, with the ASMX.

6.3.0 – Records

Each Member, Listed Issuer or Market Professional with Associated Persons(s) shall be responsible for keeping appropriate records for carrying out the Member’s, Listed Issuer’s or Market Professional’s Supervisory Procedures.

6.4.0 – Review of Activities

Each Member, Listed Issuer or Market Professional with Associated Person(s) shall review the activities of each Associated Person, which shall include the periodic examination of any accounts and transactions, to detect, prevent irregularities, and safeguard any non-public information.

CHAPTER VII

TRADING RULES

The ASMX is entrusted with the authority to preserve and strengthen the quality and public confidence in Alternative Securities and Alternative Investments. The ASMX stands for Integrity and Ethical practices in order to enhance investor confidence in Alternative Securities and Alternative Investments, thereby contributing to the financial health of the overall economy, and supporting the capital formation process. From the ASMX’s Early and Development Stage Companies, to Operating Companies of International Stature, each are recognized as sharing these important traits that we hold true.

The ASMX, therefore has broad discretionary authority over the initial and continued listing and trade of securities on the ASMX in order to maintain the quality, the public confidence in the ASMX, to prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade, and to protect investors and the public interest.

The ASMX may use such discretion to deny any application of any Issuer applying for listing for trade, apply additional or more stringent criteria for the initial or continued listing of any securities, or suspend or delist particular securities based on any event, condition, or circumstance that exists or occurs that makes initial or continued listing of the securities on the ASMX inadvisable or unwarranted in the opinion of the ASMX, even though the securities meet all enumerated criteria for initial or continued listing on the ASMX..

Rule 7.1.0 – Hours of Trading and Trading Days

A.

Primary Market:

a.

Buying Members, or a Market Professional representing a Buying Member, may enter a “buy side of a subscription agreement” to purchase securities listed for sale by Listed Issuer, or a Market Professional representing a Listed Issuer, 24 hours a day, 7 days a week, 365 days a year.

b.

Selling Listed Issuers may only “accept” or “execute the seller’s side of a Subscription Agreement” During Regular Market Hours on ASMX Business Days.

i.

Regular Market Hours – The term “Regular Market Hours” means the time between 9:00:00 AM and 4:00:00 PM Eastern Standard Time (New York) / 6:00:00 AM and 1:00:00 PM Pacific Standard Time (Los Angeles)

ii.

Business Days are Monday through Friday, except for ASMX recognized Holidays:

1.

New Years Day

2.

Dr. Martin Luther King Day

3.

Presidents Day

4.

Good Friday

5.

Memorial Day

6.

Independence Day

7.

Labor Day

8.

Thanksgiving Day

9.

Christmas Day

iii.

When any holiday observed by the ASMX falls on a Saturday, the ASMX will not be open for business on the preceding Friday. When any holiday observed by the

ASMX falls on a Sunday, the ASMX will not be open for business on the following Monday, unless otherwise indicated by the ASMX.

B.

Secondary Market:

a.

Buying Members, or a Market Professional representing a Buying Member, may enter a “bid” to purchase securities listed for sale by Selling Members 24 hours a day, 7 days a week, 365 days a year.

b.

Selling Members may only “accept” or “decline” a Buying Members “Bid” During Regular Market Hours on ASMX Business Days.

i.

Regular Market Hours – The term “Regular Market Hours” means the time between 9:00:00 AM and 4:00:00 PM Eastern Standard Time (New York) / 6:00:00 AM and 1:00:00 PM Pacific Standard Time (Los Angeles)

ii.

Business Days are Monday through Friday, except for ASMX recognized Holidays:

1.

New Years Day

2.

Dr. Martin Luther King Day

3.

Presidents Day

4.

Good Friday

5.

Memorial Day

6.

Independence Day

7.

Labor Day

8.

Thanksgiving Day

9.

Christmas Day

iii.

When any holiday observed by the ASMX falls on a Saturday, the ASMX will not be open for business on the preceding Friday. When any holiday observed by the ASMX falls on a Sunday, the ASMX will not be open for business on the following Monday, unless otherwise indicated by the ASMX.

7.2.0 – Powers of the Alternative Securities Market Exchange Chief Executive Officer to Halt Trading

The Chief Executive Officer of the ASMX shall have the power to halt or suspend trading in any and all securities traded on the ASMX, to close some or all ASMX facilities, and to determine the duration of any such halt, suspension, or closing, when he or she deems such action necessary for the maintenance of fair and orderly markets, the protection of Investors, or otherwise in the public’s best interest, including special circumstances such as:

•

Actual or threatened physical danger, sever climatic conditions, civil unrest, terrorism, acts of war, or loss of interruption of facilities utilized by the ASMX, or

•

A request by a Governmental Agency or Official, or

•

A period of mourning or recognition for a person or event.

No such action shall continue longer than a period of two days, or as soon thereafter as a quorum of Board of Directors of the ASMX can be assembled, unless the Board of Directors of the ASMX approves the continuation of such suspension.

7.3.0 – Alternative Securities Market Exchange Continuity Plan

The Alternative Securities Market Exchange, Inc., along with the Alternative Securities Market Group Corporation (Parent Company) and Alternative Securities Market, LLC (ASMX Broker-Dealer), each have developed a Business Continuity Plan outlining how each will respond to events that significantly disrupt ASMX business. Since the timing and impact of disasters and disruption is unpredictable, each entity is flexible in responding to actual events as they occur.

Contacting the ASMX – During a significant business disruption, you should be able to contact us as you usually do at (800) 366-0908. Additional contact information for all ASMX Professionals (clearing firms, transfer agents, brokers, advisors, managers, etc) will be continually posted at www.ASMX.CO and / or www.AlternativeSecuritiesMarket.com. If unable to contact the ASMX, you should call any of the firms listed for instruction on how they can provide prompt access to funds and securities, enter any orders and process other trade-related cash and security transactions.

Alternative Securities Market Exchange Business Continuity Plan – The ASMX, the Alternative Securities Markets Group Corporation, and the Alternative Securities Market, LLC each plan to quickly recover and resume business operations after a significant business disruption by safeguarding each Firm’s Employees and Property, making a financial and operational assessment, protecting each Firm’s Books and Records, and allowing our Members, Listed Issuers, Market Professionals to transact business. In short, each Firm’s Business Continuity Plan is designed to permit each Firm to resume operations as quickly as possible, subject to the score and severity of the significant business disruption.

Each Firm’s Business Continuity Plan addresses data back-up and recovery; all mission critical systems, financial and operational assessments; alternative communications with customers, employees, and regulators; alternative location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our Members, Listed Issuers and Market Professionals prompt access to any funds and securities if the ASMX is unable to continue business.

Stock Transfer Agents and Clearing Firms associated with the ASMX each backup records in geographically separate areas from the ASMX. While every emergency situation poses unique problems based on external factors, such as time of day and the severity of the disruption, each Firm has been advised by each of its Market Professionals, that their internal objective is to restore their own operations and be able to complete existing transactions and accept new transactions and payments within a timely manner. Any Member, Listed Issuer and Market Professional’s orders and requests for funds and securities could be delayed during this period.

Varying Disruptions – Significant business disruptions can vary in their scope, whether it affects only the ASMX, a single building housing the ASMX, the business district where the ASMX is located, the City where the ASMX is located, or an entire region. Within each of these areas, the severity of the disruption can vary from minimal to severe. In a disruption to only the ASMX or a building housing the ASMX, ASMX Management will transfer its operations to a local site when needed and expect to recover and resume ASMX business within one day. In a disruption affecting the Business District where the ASMX is located, or a the city or region, ASMX Management will transfer operations to a site outside of the affected area, and recover and resume ASMX business within one day. In both cases, the ASMX plans to continue in business and post pertinent information on our websites at www.ASMX.CO and www.AlternativeSecuritiesMarket.com. If the significant business disruption is so severe that it prevents the ASMX from remaining in business, the ASMX will facilitate all Members’, Listed Issuers’ and Market

Professionals’ prompt access to their funds and securities as necessary.

7.4.0 – Securities Eligible for Trading

The ASMX has designated the following securities for Trading on the ASMX.

➢

Regulation A: (Primary)

▪

Issued Securities are open to investment by:

o

Accredited Investors

o

ASMX Qualified Investors

o

California Qualified Investors

▪

No maximum number of non-accredited Investors

▪

Only U.S. and Canadian Issuers

▪

General Solicitation allowed

▪

All of the securities sold in the Regulation A Offering are freely-tradable securities.

▪

The current exemption allows eligible issuers the right to claim the exemption and raise up to $50 Million in securities in any 12 month period.

▪

The exemption is not available to entities that:

o

Have one or more class of securities registered under Section 12 of the 1934 Act or which file reports pursuant to Section 15(d) of the 1934 Act;

o

Are not U.S. or Canadian domiciled issuers;

o

Are investment companies;

o

Are blank check companies;

o

Are blind pools or shell companies, or involved in fractional oil / gas interests;

o

Any company where an officer, director, or 10% or more of the stockholders are a “bad boy” under Rule 262 of the 1933 Act or where any such person at a broker-dealer that sells the offering is such a person.

▪

An Offering under the current Regulation A can be undertaken using any one of three alternative disclosure formats, but, in each instance and at a minimum, Regulation A requires that the Issuer include financial statements that are reviewed, and if the Issuer has audited financial statements, these must be used and the same must conform to the requirement of Article 2 of Regulation S-X of the 1934 Act.

▪

An Offering under current Regulation A requires that the issuer file the Regulation A Offering Circular with the Securities and Exchange Commission and with the State Securities Commission in each State where the Offering is to take place.

➢

Regulation D / Rule 504: (Allowed only if not eligible for Regulation A)

▪

For Offerings up to $1,000,000 USD, and do not qualify for Regulation A. If determined by the ASMX that the Issuer is eligible for Regulation A, the Issuer will not be allowed to proceed with a Regulation D / 504 Offering on the ASMX.

▪

Open to only Accredited Investors (no non-accredited Investors)

▪

General solicitation allowed

▪

U.S., Canadian and International Issuers

▪

All of the securities sold in the Regulation D / Rule 504 Offering are freely-tradable securities.

▪

The exemption is not available to entities that:

o

Are blank check companies;

o

Are subject to the Exchange Act of 1934

▪

Must comply with Blue Sky Registration Requirements

➢

Regulation D / Rule 506: (Allowed only if not eligible for Regulation A)

▪

For Offerings of $5,000,001 USD to an unlimited maximum.

▪

For Offerings up to $1,000,001 to $5,000,000 USD, that do not qualify for Regulation A. If determined by the ASMX that the Issuer is eligible for Regulation A, the Issuer will not be allowed to proceed with a Regulation D / 506 Offering on the ASMX.

▪

Open to only Accredited Investors (no non-accredited Investors)

▪

General solicitation allowed

▪

U.S., Canadian and International Issuers

▪

All of the securities sold in the Regulation D / Rule 506 Offering are restricted from trade for six to twelve months.

▪

The exemption is not available to entities that:

o

Are blank check companies;

o

Are subject to the Exchange Act of 1934

▪

Must comply with Blue Sky Registration Requirements

➢

California Intra-State Exempt Offering / Rule 1001: (Allowed only if not eligible for Regulation A, and the Company meets the “80/80/80 test below”)

▪

SEC Rule 1001 provides an exemption from the registration requirements of the Securities Act for offers and sales of securities in amounts of up to $5 Million USD that satisfy the conditions of Section 25102(n) of the California Corporation Code.

▪

Open to California Qualified Investors and California Accredited Investors ONLY

▪

Limited General Solicitation

▪

U.S. Companies that have substantial operations in the State of California (“80/80/80 test”)

o

80% of the Issuer’s gross revenue must be derived from operations with the State of California

o

80% of the proceeds of the Offering must be used for business purposes within the State of California

o

At least 80% of the Issuer’s assets must be located within the State of California.

▪

Securities issued under this exemption can be resold by registration or an applicable exemption from SEC registration.

7.5.0 – Registration of Members, Market Professionals & Associated Persons

Registration of Members and Market Professionals –

o

Access by Application:

•

Each person has completed the appropriate investor suitability questionnaire and supplied copies of the appropriate documents as required; or

•

Each entity has completed the appropriate institutional suitability questionnaire and supplied copies of the appropriate documents as required.

•

Each person or entity must agree to the ASMX’s examination of such person’s or entity’s books and records as required by the ASMX, and to agree to allow the ASMX to verify the accuracy of any information so supplied; and

o

Each person or entity must agree to be regulated by the ASMX and to recognize that the ASMX is obligated to undertake to enforce compliance with the provisions of the Alternative Securities Market Exchange Rules, the Corporation Bylaws, the interpretations and policies of the ASMX and the provisions of the Act and the regulations thereunder.

o

Access Granted without Application:

•

All Members of the Commission or any Governmental or Self-Regulating Organization(s)

•

Banks

•

Insurance Company

•

State & SEC Registered Investment Advisors

•

Registered Investment Companies

•

Business Development Company

•

Small Business Development Company

•

Employee Benefit Plan with $5Million USD

•

Any public reporting Company or Investment Fund with assets greater than $5Million USD.

•

Transfer Agent

•

Clearing Firm

•

Registered Broker-Dealer

7.7.0 – Types of Access to the Alternative Securities Market Exchange

o

General Access – The ASMX Website (http://www.ASMX.CO and/or http://www.AlternativeSecuritiesMarket.com), shall be open for general browsing and reviewing of information to all browsers. No User Name or Passwords required.

o

Limited Listed Issuer Access (Issuer Portal Only – The ASMX Website (http://www.ASMX.CO and/or http://www.AlternativeScuritiesMarket.com), allows for Issuers to have limited access as a “Non-Investing Party” to access information on Subscription Agreements. Limited Listed Issuer Access will have no ability to purchase securities, list Asks, or Bid on Securities.

o

Limited Member Portal Access (Primary & Secondary Market) – The ASMX Website (http://www.ASMX.CO and / or http://www.AlternativeSecuritiesMarket.com), allows Members and Market Professionals “Limited Access to Investor Portals”

Limited Access means that a Member qualified as an “Accredited Investor”, an “ASMX Qualified Investor” or a “California Qualified Investor”, and has been issued the rights to have access to “Bid” or “Subscribe” to any investment that is offered to Accredited Investors, ASMX Qualified Investors, and/or California Qualified Investors.

A Member qualified as an “ASMX Qualified Investor” may only have access to investment opportunities open to ASMX Qualified Investors, and would not have access to investment opportunities limited to Accredited Investors.

NOTE: Some securities, especially those of Listed Issuers, may have state restrictions. Meaning, a security open to investment by ASMX Qualified Investors residing in New York State, many not be available to ASMX Qualified Investors who reside in the State of South Carolina, due to the fact the securities have not been registered for sale in the State of South Carolina. In this instance, the ASMX Qualified Investor from South Carolina would not be allowed to “subscribe” to the Listed Issuer’s securities.

Limited Member Portal Access Types:

a.

Accredited Investor –

i.

Primary Market (Buy Side) - Able to complete Buyer Side of Subscription Agreements for securities listed for sale by Listed Issuers, and open to investment by Accredited Investors (State Restrictions may apply).

1.

Proof of funds must be presented to the ASMX prior to any acceptance by the Listed Issuer.

ii.

Secondary Market (Buy Side) - Able to post “Bids” for securities posted for sale by Members of the ASMX for Companies listed for trade on the ASMX.

1.

Proof of funds to close the transaction must be presented to the ASMX prior to any acceptance by the Selling Member.

iii.

Secondary Market (Sell Side) - Able to post “Asks” for the sale of un-restricted securities to Members and Market Professionals of the ASMX.

1.

Proof of ownership of the securities, and their ability to be resold must be verified by the ASMX prior to the publishing of any “Ask” by any Member or Market Professional.

2.

Securities posted for sale on the ASMX MUST be ONLY for Companies listed for trade on the ASMX. No “Ask” for Securities for any Company not listed on the ASMX will be published.

b.

ASMX Qualified Investor –

i.

Primary Market (Buy Side) - Able to complete Buyer Side of Subscription Agreements for securities listed for sale by Listed Issuers, and open to investment by ASMX Qualified Investors (State Restrictions may apply).

1.

Proof of funds must be presented to the ASMX prior to any acceptance by the Listed Issuer.

ii.

Secondary Market (Buy Side) - Able to post “Bids” for securities posted for sale by Members of the ASMX for Companies listed for trade on the ASMX.

1.

Proof of funds to close the transaction must be presented to the ASMX prior to any acceptance by the Selling Member.

iii.

Secondary Market (Sell Side) - Able to post “Asks” for the sale of un-restricted securities to Members and Market Professionals of the ASMX.

1.

Proof of ownership of the securities, and their ability to be resold must be verified by the ASMX prior to the publishing of any “Ask” by any Member or Market Professional.

2.

Securities posted for sale on the ASMX MUST be ONLY for Companies listed for trade on the ASMX. No “Ask” for Securities for any Company not listed on the ASMX will be published.

c.

California Qualified Investor –

i.

Primary Market (Buy Side) - Able to complete Buyer Side of Subscription Agreements for securities listed for sale by Listed Issuers, and open to investment by California Qualified Investors.

1.

Proof of funds must be presented to the ASMX prior to any acceptance by the Listed Issuer.

ii.

Secondary Market (Buy Side) - Able to post “Bids” for securities posted for sale by Members of the ASMX for Companies listed for trade on the ASMX.

1.

Proof of funds to close the transaction must be presented to the ASMX prior to any acceptance by the Selling Member.

iii.

Secondary Market (Sell Side) - Able to post “Asks” for the sale of un-restricted securities to Members and Market Professionals of the ASMX.

1.

Proof of ownership of the securities, and their ability to be resold must be verified by the ASMX prior to the publishing of any “Ask” by any Member or Market Professional.

2.

Securities posted for sale on the ASMX MUST be ONLY for Companies listed for trade on the ASMX. No “Ask” for Securities for any Company not listed on the ASMX will be published.

d.

Non-Investment Related Agents –

i.

Access to the ASMX will be granted on an “as-needed” basis to Agents (generally; Members of the Commission, Governmental Enforcement and Regulatory Bodies, Transfer Agents, Clearing Firms, etc):

1.

Primary Market (Buy Side) – Un-able to complete Buyer Side of Subscription Agreements for securities listed for sale by Listed Issuers.

2.

Secondary Market (Buy Side) – Un-able to post “Bids” for securities posted for sale by Members of the ASMX for Companies listed for trade on the ASMX.

3.

Secondary Market (Sell Side) – Un-able to post “Asks” for the sale of un-restricted securities to Members and Market Professionals of the ASMX.

e.

Associated Persons –

i.

Associated Persons are granted the same authority as the Members, Listed Issuer or Market Professional that the Associated Person is associated with, UNLESS a request in writing is received by the Member, Listed Issuer or Market Professional to limit the access of the Associated Person to that of a “Non-Investment Related Agent”.

7.7.0 – Execution of Investments

A.

Primary Market:

a.

All Sales of Securities on the ASMX - Primary Market are between an ASMX “Listed Issuer” (seller) and an ASMX “Investing Member” (buyer).

i.

The exclusive Broker-Dealer for all Listed Issuer Securities sold on the ASMX is “Alternative Securities Market, LLC”.

ii.

After completion of the Listed Issuer’s Securities Qualification and/or Securities Registration, the Alternative Securities Market, LLC will post the securities available for sale on the Primary Market of the ASMX.

1.

Information provided:

a.

General Company Information of the Issuer

b.

Corporate Officer Name(s) and Contacts of Issuer

c.

Issuer Address, Phone Number, Email Address and Website

d.

Contact for any Legal Counsel or Accountant for Issuer

e.

Broker-Dealer Information

f.

SEC CIK Number for Issuer

g.

Any ISIN Number for Issuer

h.

Link to SEC Edgar Filer Information for Issuer

i.

Copies of any Securities Qualifications or Securities Registrations for Issuer (Federal and/or State).

j.

Copies of any Registrations Statement, Prospectus and/or Offering Memorandum for Issuer

k.

Type of Reporting of the Issuer

i.

Full Investor Reporting

ii.

Limited Investor Reporting

iii.

Non-Investor Reporting

l.

Terms of Offering:

i.

Corporation Type of Issuer

ii.

Type of Securities Issued (Common Stock, Preferred Stock, Debt Note, etc.)

iii.

Registration Exemption of Securities Issue

1.

Regulation A

2.

Regulation D / Rule 504

3.

Regulation D / Rule 506

4.

California Rule 1001

iv.

State(s) in which the Offering is available to Investors

v.

All Resale Trade Restrictions (30 to 365 days)

vi.

Number of Units (Securities) being sold in Offering

vii.

Price per unit of securities being issued

m.

Online Investment Subscription Agreement (Coded to only allow for access by ASMX Members who are authorized “Accredited Investors”, “ASMX Qualified Investors” or

“California Qualified Investors” who qualify to purchase the securities being issued, and are residents of a state in which the Offering is able to be sold).

n.

Details as to the Number of Units sold, and the Number of Units remaining to be purchased.

b.

A Member wishing to purchase securities Issued by a Listed Issuer, the Investing Member or a Market Professional representing the Investing Member can click on the “Invest” tab on the Listed Issuer’s Company Page on the ASMX.

c.

After clicking on the “Invest” tab on the Listed Issuer’s Company page, the Investing Member, or Market Professional representing the Investing Member, will be prompted to enter their ASMX “Username” and “Password”.

d.

After successfully inputting the correct ASMX “User Name” and “Password”, the ASMX Online System will verify that the credentials of the Investing Member, or Market Professional representing an Investing Member, is eligible to invest in the selected Offering (Accredited Investor, ASMX Qualified Investor or California Qualified Investor).

i.

If eligible to invest in the Offering, the Subscription Agreement will open online, for the Investing Member or Market Professional representing the Member, to complete the “Buyer Side” of the Subscription Agreement.

ii.

If ineligible to invest in the Offering (not the proper class of Investing Member or the securities are not eligible for sale in the State that the Member is a resident), the Member or Market Professional requesting access to the subscription agreement will not be granted access to the Subscription Agreement.

e.

Once the Listed Issuer Subscription Agreement is open Online, the Investing Member or Market Professional representing an Investment Member, shall be able to review the entire Subscription Agreement Online, and complete all Mandatory Fields of the Online Subscription Agreement that are required to submit the Subscription Agreement for review and consideration by the Listed Issuer. Required Information on the Subscription Agreement for an Investing Member:

i.

Number of Units to be purchased by Investing Member, and the aggregate purchase price of all Units being purchased by the Investing Member.

ii.

Date Executed by Investing Member or Market Professional representing an Investing Member.

iii.

Alternative Securities Market Exchange Account Number – The ASMX Account Number is a unique 6 to 10 digit account number assigned to each ASMX Member and Market Professional. This number will auto-populate the Investor Suitability and Contact information portion of each Online Subscription Agreement. It is not possible to complete a Buy Side of a Subscription Agreement without a valid ASMX Account Number.

f.

After completing the Buyers Side of the Online Subscription Agreement, the Investing Member, or Market Professional representing the Investing Member, will receive information via email on the steps required to verify funds required to close the transaction (Generally, this only happens during Regular Market Hours on ASMX Business Days. Since this is not an automated function of the ASMX, it is possible that a reply from an authorized member of the ASMX with instructions on how to submit for funds verification may be received during Non-Regular Market Hours or on Non- ASMX Business Days).

g.

After verification of funds required to close the transaction, the ASMX will process the Buyer Side of the Completed Online Subscription Agreement over to the Alternative Securities Market, LLC (Issuer Broker-Dealer) and the Listed Issuer for review and acceptance (the Listed Issuer can decline to accept any Investment from any Investing Member without cause or reason).

h.

If the Subscription Agreement is ACCEPTED by the Listed Issuer, the Investing Member or Market Professional will receive a completed (fully executed) Subscription Agreement emailed to them, signed by an authorized principle of the Listed Issuer, with instructions of how to Wire or Mail Investor Funds.

i.

Upon receipt of “Cleared Bank Funds”, the Listed Issuer or Alternative Securities Market, LLC will promptly forward “Verification and Receipt of Cleared Investment Funds” and promptly forward the purchased securities to the Investing Member or Market Professional representing the Invested Member. The Alternative Securities Market, LLC will comply with all State and/or Federal Reporting and Registrations (as required), and confirmation will be forwarded to both Listed Issuer, Invested Member, and /or Market Professional representing Invested Member.

j.

ALTERNATIVE SECURITIES MARKET EXCHANGE TRADE RESTRICTION FOR ALL SECURITIES PURCHASED ON THE ALTERNATIVE SECURITIES MARKET EXCHANGE - PRIMARY MARKET – ALL SECURITIES PURCHASED FROM A LISTED ISSUER ON THE PRIMARY MARKET ARE RESTRICTED FROM ANY RESALE ON THE ALTERNATIVE SECURITIES MARKET EXCHANGE – SECONDARY MARKET FOR A PERIORD OF A MINIMUM OF THIRTY DAYS, BUT NOT GRATER THAN 365 DAYS.

B.

Secondary Market:

a.

All Sales of Securities on the Alternative Securities Market Exchange - Secondary Market are between an ASMX “Selling Member” (seller) and an ASMX “Buying Member” (buyer).

i.

All Broker-Dealers, ASMX Members and Market Professionals may access the Secondary Market, post an “Ask” to sell securities, review all “Asks” posted, and post “Bids” to buy securities, as well as review all bids posted by other Members or Market Professionals.

1.

Ask – The term “Ask” is a written indication by a Selling Member, or a Market Professional representing a Selling Member, of a willingness to sell a security of an ASMX Listed Company, and the price at which the Selling Member is willing to sell the security for.

2.

Bid – The term “Bid” is an indication by a Buying Member, or a Market Professional representing a Buying Member, of a willingness to buy a security, and the price at which the Buying Member is willing to buy the security for.

ii.

The ASMX is an “Auction Market” - The term “Auction Market”, is a market in which Buying Members, or a Market Professional representing a Buying Member, enter competitive bids, and Selling Members, or a Market Professional representing a Selling Member, enter competitive offers simultaneously.

b.

A Selling Member, or a Market Professional representing a Selling Member, may use their ASMX “username” and “password” to access the ASMX – Secondary Market. NOTE: No Non-Member of the ASMX is able to access the ASMX – Secondary Market.

c.

Posting an ASK –

i.

A Selling Member, or a Market Professional representing a Selling Member, logs into the ASMX – Secondary Market.

ii.

A Selling Member, or a Market Professional representing a Selling Member, Clicks on “Post an Ask”

iii.

A Selling Member, or a Market Professional representing a Selling Member, inputs the mandatory fields required to Post and Ask

1.

Name of the Issuer / Company

2.

Any Broker-Dealer representing the Selling Shareholder (none is required, but is recommended)

3.

Type of Securities Listing for sale (Common Stock, Preferred Stock, Debt Note, etc).

4.

Are there Restricted Legends associated with the Securities being listed for sale:

a.

Yes, there are restricted legends associated with the Securities.

b.

No, the Securities have either been issued free of restricted legends, or the restricted legends have been removed.

5.

The “Minimum Bid Price” is the cash selling price the Selling Member will accept for the Securities listed for sale (the Minimum Bid Price is not published for view), and the “Listed Ask Price” is the cash selling price the Selling Member will sell the securities if a Buying Member is willing to purchase the securities for (the Listed Ask Price is published and viewable to all Secondary Market participants).

6.

NOTE: Any Selling Member, or Market Professional representing a Selling Member, may choose “No Listed Ask Price”, and will not have a cash price at which Bids are automatically accepted, and all bids will be compiled during the Auction, and shares will be sold to the “Highest Bidders above the Minimum Bid Price”. All Bids below the “Minimum Bid Price” will not be accepted by the Selling Member.

iv.

After inputting the information for the “Ask”, the Selling Member, or Market Professional representing the Selling Member, will be required to present information to the ASMX that the Selling Member is the rightful owner of the Securities being offered for sale, and that the Securities are free to be offered for sale.

v.

After verifying that the Securities qualify for listing and sale on the ASMX – Secondary Market, the ASMX will “Accept the Ask”, and it will be put in the “Ask” in Que for the Start of the Next Secondary Market Auction.

vi.

Secondary Market Auctions:

1.

All Auctions start at 11:00:00 AM EST / 8:00:00 AM PST each ASMX Business Day.

2.

All Auctions end at 10:59:59 AM EST / 7:59:59 AM PST the NEXT ASMX Business Day (some auctions last 24 hours, some auctions can last for days).

3.

Buying Members can post “Bids” for the full duration of the Auction.

a.

All Bids entered by Buying Members, or Market Professionals representing a Buying Member, are published for view by any Member or Market Professional accessing the ASMX - Secondary Market. Buying Members, and/or Market Professional representing a Buying Member, suspected of placing Bids for the purpose of creating or inducing a false, misleading or artificial appearance of activity in a Bid, or for the purpose of unduly or improperly influencing the market price for such security, or for the purpose of establishing a price which does not reflect the true state of the market in such security, may have their Memberships Suspended, Revoked or Terminated. (See Chapter VIII)

4.

Bids to Sales:

a.

All Bids for the “Listed Ask Price” are automatically accepted.

i.

If during Regular Market Hours on an ASMX Day, all Bids for the “Listed Ask Price” are automatically accepted and final, and those securities are removed from that Secondary Market Auction.

ii.

If during After Market Hours or on Non- ASMX Business Days, all Bids at the “Listed Ask Price” are automatically accepted at the opening of the next ASMX Business Day. If more Listed Ask Price Bids are received than the number of securities available, the ASMX will accept the Listed Ask Price Bids with the earliest received time stamp.

b.

All Bids above the “Minimum Bid Price”, after all “Listed Ask Price” securities have been deducted from the securities available for auction (if any):

i.

At the end of the Auction:

1.

If the number of Bids above the Minimum Bid Price exceeds the number of Securities Listed for sale, then only the bids for the most money per share will be accepted, and all other bids will be rejected. This is called “Full Lot Sale”

2.

If the number of Securities available for sale is greater than the Bids above the Minimum Bid Price, all of the Bids above the Minimum Sales Price will be accepted, and all other Bids rejected. This is called “Partial Lot Sale”.

5.

After completion of the Auction,

a.

Selling Members, and/or Market Professionals representing the Selling Member, receive an email from the ASMX with the results of the Auction.

i.

Number of Units Sold

ii.

Price Each Unit Sold For

iii.

Buying Member Contact Information

iv.

Sell Side Agreement for execution

b.

Buying Members, and/or any Market Professionals representing the Buying Member, with accepted Bids receive an email from the ASMX with details of how to complete the securities purchase transaction.

i.

Number of Units being purchased

ii.

Price purchasing each Unit for

iii.

Selling Member Contact Information

iv.

Buy Side Agreement for execution

v.

Instruction for where to wire funds or mail a check for the purchase of the securities purchased

d.

Upon receipt of “Cleared Bank Funds”, the Selling Member or Alternative Securities Market, LLC will promptly forward “Verification and Receipt of Cleared Buy Funds” and promptly forward the purchased securities to the Buying Member or Market Professional representing the Invested Member. If the Alternative Securities Market, LLC was the Broker for the transaction, the Alternative Securities Market, LLC will comply with all State and/or Federal Reporting and Registrations (as required), and confirmation will be forwarded to both Selling Member, Buy Member, and /or Market Professional representing the Selling or Buying Member.

e.

Failed Transaction – Buy Side - Any transaction without Cleared Bank Funds being sent to the Selling Member with TEN ALTERNATIVE SECURITIES BUSINESS DAYS shall result in the Buying Members ASMX access being suspended or revoked. Any illegal action will be dealt with swiftly and the violators will be reported to the appropriate authorities.

f.

Failed Transaction – Sell Side – Any transaction where a Buying Member has sent Cleared Bank Funds to the Selling Member, and has not received a confirmation of receipt of Cleared Bank Funds or the securities purchased, shall immediately have their ASMX access suspended or revoked. Any illegal action will be dealt with swiftly and the violators will be reported to the appropriate authorities.

g.

ALTERNATIVE SECURITIES MARKET EXCHANGE TRADE RESTRICTION FOR ALL SECURITIES PURCHASED ON THE ALTERNATIVE SECURIITIES MARKET - SECONDARY MARKET – ALL SECURITIES PURCHASED FROM A SELLING MEMBER ON THE SECONDARY MARKET ARE RESTRICTED FROM ANY RESALE

ON THE ALTERNATIVE SECURITIES MARKET EXCHANGE FOR A PERIOD OF 30 DAYS.

7.8.0 – Trade Reporting

The ASMX shall cause to be disseminated for publication on the “ASMX Consolidated Market Activity Report”, the sale price of all transactions on the ASMX pursuant to the requirements of an effective transactions reporting plan approved by the Board of Directors.

To facilitate the dissemination of the ASMX Consolidated Market Activity Report, each Member, Listed Issuer, Market Professional shall cause to be reported to the ASMX, as promptly as possible after completion of all transactions, all information each transaction required by the ASMX Consolidated Market Activity Report.

An Official of the ASMX shall approve any corrections to reports published in any single day’s ASMX Consolidated Market Activity Report. Any such correction shall be made within one day after detection of any failed transaction or reporting error.

7.9.0 – Execution of Investments

A.

NEITHER THE ALTERNATIVE SECURITIES MARKET EXCHANGE NOR ITS AGENTS, EMPLOYEES, CONTRACTORS, OFFICERS, DIRECTORS, SHAREHOLDERS, COMMITTEE MEMBERS OR AFFILIATES (“ALTERNATIVE SECURITIES MARKET EXCHANGE RELATED PERSONS”) SHALL BE LIABLE TO ANY USER, MEMBER, LISTED ISSUER, MARKET PROFESSIONAL, OR SUCCESSORS, REPRESENTATIVES OR CUSTOMERS THEREOF, OR ANY PERSONS ASSOCIATED THEREWITH, FOR ANY LOSS, DAMAGES, CLAIM OR EXPENSE:

a.

GROWING OUT OF THE USE OR ENJOYMENT OF ANY FACILITY OF THE ALTERNATIVE SECURITIES MARKET EXCHANGE, INCLUDING, WITHOUT LIMITATION, THE ALTERNATIVE SECURITIES MARKET EXCHANGE SYSTEMS; OR

b.

ARISING FROM OR OCCASIONED BY ANY INACCURACY, ERROR OR DELAY IN, OR OMISSION OF, OR FROM THE COLLECTION, CALCULATION, COMPILATION, MAINTENANCE, REPORTING OR DISSEMINATION OF ANY INFORMATION DERIVED FROM THE SYSTEM OR ANY OTHER FACILITY OF THE ALTERNATIVE SECURITIES MARKET EXCHANGE, RESULTING EITHER FROM ANY ACT OR OMISSION BY THE ALTERNATIVE SECURITIES MARKET EXCHANGE OR ANY ALTERNATIVE SECURITIES MARKET EXCHANGE RELATED PERSON, OR FROM ANY ACT CONDITION OR CAUSE BEYOND THE REASONABLE CONTROL OF THE ALTERNATIVE SECURITIES MARKET EXCHANGE OR ANY ALTERNATIVE SECURITIES MARKET EXCHANGE RELATED PERSON, INCLUDING, BUT NOT LIMITED TO, FLOOD, EXTRAORDINARY WEATHER CONDITIONS, EARTHQUAKE OR OTHER ACTS OF GOD, FIRE, WAR, TERRORISM, INSURRECTION, RIOT, LABOR DISPUTE, ACCIDENT, ACTION OF GOVERNMENT, COMMUNICATIONS OR POWER FAILURE, OR EQUIPMENT OR SOFTWARE MALFUNCTION.

B.

EACH MEMBER, LISTED ISSUER AND MARKET PROFESSIONAL EACH EXPRESSLY AGREES, IN CONSIDERATION OF THE ISSUANCE OF ITS MEMBERSHIP IN THE ALTERNATIVE SECURITIES MARKET EXCHANGE, TO RELEASE AND DISCHARGE THE ALTERNATIVE SECURITIES MARKET EXCHANGE AND ALL ALTERNATIVE SECURITIES MARKET RELATED PERSONS OF AND FROM ALL CLAIMS AND DAMAGES ARISING

FROM THEIR ACCEPTANCE AND USE OF THE FACILITIES OF THE ALTERNATIVE SECURITIES MARKET EXCHANGE (INCLUDING, WITHOUT LIMITATION, ALL SYSTEMS OF THE ALTERNATIVE SECURITIES MARKET EXCHANGE).

C.

NEITHER THE ALTERNATIVE SECURITIES MARKET EXCHANGE NOR ANY ALTERNATIVE SECURITIES MARKET EXCHANGE RELATED PERSON MAKE ANY EXPRESS OR IMPLIED WARRANTIES OR CONDITIONS TO ANY MEMBER, LISTED ISSUER OR MARKET PROFESSIONAL, AS TO RESULTS THAT ANY PERSON OR PARTY MAY OBTAIN FROM THE ALTERNATIVE SECURITIES MARKET EXCHANGE SYSTEMS FOR TRADING OR FOR ANY OTHER PURPOSE, AND ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, TITLE, AND NON-INFRINGEMENT WITH RESPECT TO THE ALTERNATIVE SECURITIES MARKET EXCHANGE SYSTEMS ARE HEREBY DISCLAIMED.

CHAPTER VIII

TRADING PRACTICE RULES

Rule 8.1.0 – Market Manipulation

No Member, Listed Issuer or Market Professional shall execute, or cause to be executed, or participate in transaction which there are executed purchases of any security at successively higher prices, for the purpose of creating or inducing a false, misleading or artificial appearance of activity in such security on the ASMX, or for the purpose of unduly or improperly influencing the market price for such security or for the purpose of establishing a price which does not reflect the true state of the market for such security.

Rule 8.2.0 – Fictitious Transactions

No Member, Listed Issuer or Market Professional, for the purpose of creating or inducing a false or misleading appearance of activity in a security traded on either the Primary Market or the Secondary Market, or for creating or inducing a false or misleading appearance with respect to the market in such security shall “Engage in any transaction in which the Member, Listed Issuer or Market Professional has no true intention in engaging in a transaction that involves a change in the beneficial ownership of a security per the terms or any Offer, Subscription Agreement, Bid or Ask.”

Rule 8.3.0 – Manipulative Transactions

A.

No Member, Listed Issuer or Market Professional shall participate or have any interest, directly or indirectly, in the profits of a manipulative operation, or knowingly manage or finance manipulative operations.

B.

Any pool or syndicate organized or used intentionally for the purpose of unfairly influencing the market price or a security shall be deemed to be a manipulative operation.

Rule 8.4.0 – Dissemination of False Information

No Member, Listed Issuer or Market Professional shall make any statement or circulate and disseminate any information concerning any security traded on the ASMX which such Member, Listed Issuer or Market Professional knows, or has reasonable grounds for believing is false or misleading, or would improperly influence the market price of such security.

8.5.0 – Trade Reporting

The ASMX shall cause to be disseminated for publication on the “ASMX Consolidated Market Activity Report”, the sale price of all transactions on the ASMX pursuant to the requirements of an effective transactions reporting plan approved by the Board of Directors.

To facilitate the dissemination of the ASMX Consolidated Market Activity Report, each Member, Listed Issuer, Market Professional shall cause to be reported to the ASMX, as promptly as possible after completion of all transactions, all information each transaction required by the ASMX Consolidated Market Activity Report.

An Official of the ASMX shall approve any corrections to reports published in any single day’s ASMX Consolidated Market Activity Report. Any such correction shall be made within one day after detection of any failed transaction or reporting error.

CHAPTER IX

LISTINGS & LISTED ISSUERS

The ASMX is entrusted with the authority to preserve and strengthen the quality and public confidence in Alternative Securities and Alternative Investments. The ASMX stands for Integrity and Ethical practices in order to enhance investor confidence in Alternative Securities and Alternative Investments, thereby contributing to the financial health of the overall economy, and supporting the capital formation process. From the he ASMX’s Early and Development Stage Companies, to Operating Companies of International Stature, each are recognized as sharing these important traits that we hold true.

The ASMX, therefore has broad discretionary authority over the initial and continued listing and trade of securities on the ASMX in order to maintain the quality, the public confidence in the ASMX, to prevent fraudulent and manipulative acts and practices, to promote just and equitable principles of trade, and to protect investors and the public interest.

The ASMX may use such discretion to deny any application of any Issuer applying for listing for trade, apply additional or more stringent criteria for the initial or continued listing of any securities, or suspend or delist particular securities based on any event, condition, or circumstance that exists or occurs that makes initial or continued listing of the securities on the ASMX inadvisable or unwarranted in the opinion of the ASMX, even though the securities meet all enumerated criteria for initial or continued listing on the ASMX.

Rule 9.1.0 – Use of Discretionary Authority

To further the understanding of this Rule, the ASMX has adopted this Rule (Rule 9.1.0) as a non-exclusive description of the circumstances in which the Rule is generally invoked.

The ASMX may use its Authority to deny initial or continued listings to a Company when an individual with a history of regulatory misconduct is associated with the Company. Such individuals are typically an officer, director, substantial shareholder, or consultant to the company. In making this determination, the ASMX will consider a variety of factors, including (but not limited to):

•

The nature and severity of the conduct, taken in conjunction with the length of time since the conduct occurred;

•

Whether the conduct involved fraud or dishonesty;

•

Whether the conduct was securities related;

•

Whether the investing public was involved;

•

How the individual has been employed since the violative conduct;

•

Whether there are continuing sanctions (either criminal or civil) against the individual

•

Whether the individual made restitution;

•

Whether the Company has taken effective remedial action; and

•

The totality of the individual’s relationship to the Company, giving consideration to:

o

The individual’s current or proposed position;

o

The individual’s current or proposed scope of authority;

o

The extent to which the individual has responsibility for financial accounting or reporting; and

o

The individual’s equity interest.

Based on this review, the ASMX may determine that the regulatory history rises to the level of a public interest concern, but may also consider whether remedial measures proposed by the Company, if taken, would allay that concern. Examples of such remedial measures could include any or all of the following, as appropriate:

•

The individual’s resignation from officer or directors position, and/or other employment with the company;

•

Divestiture of stock holdings;

•

Termination of contractual arrangements between the company and the individual; or

•

The establishment of a voting trust surrounding the individual’s shares.

The ASMX is willing to discuss with companies, on a “case-by-case” basis, what remedial measures may be appropriate to address public interest concerns, and for how long such remedial measures would be required. Alternatively, the ASMX may conclude that a public interest concern is so serious that no remedial measure would be sufficient to alleviate it. In the event that the ASMX staff denies initial or continued listing based on such public interest considerations, the company may seek review of that determination through the filing of an appeal to the Board of Directors of the ASMX. On consideration of such appeal, the Board of Directors of the ASMX may accept, reject or modify the Staff’s recommendations by imposing conditions.

Requests for Appeals are required to be in writing, and submitted to the ASMX Board of Directors by:

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Appeals

4136 Del Rey Avenue

Marina Del Rey, California 90292

Appeals submitted to the Board of Directors will be reviewed by all members of the Board of Directors, and a decision will be issued within 30 days of receipt of the request for consideration.

The ASMX may also use its discretionary authority, for example, when a company files for protection under any provision of the Federal Bankruptcy Laws or comparable foreign laws, or when financial statements do not contain a required certification.

Although the ASMX has broad discretion under this Rule to impose additional or more stringent criteria, this Rule does not provide a basis for the ASMX to grant exemptions or exceptions from the enumerated criteria for initial or continued listing, which may be granted solely pursuant to rules explicitly providing such authority.

9.2.0 – Obligation for Companies to Provide Information to the Alternative Securities Market Exchange

The ASMX may request information or documentation, public or non-public, deemed necessary to make a determination regarding a company’s initial or continued listing, including, but not limited to:

•

Any material provided or received from the Commission or other Regulatory Authority;

•

Financial Statements; or

•

Corporate Governance Documents

A company may be denied initial or continued listing if it fails to provide such information within a reasonable period of time, or if a communication to the ASMX contains a material misrepresentation or omits material information necessary to make the communication to the ASMX not misleading. The company shall provide full and prompt responses to requests by the ASMX for information related to unusual market activity or events that may have material impact on trading of its securities on the ASMX.

A company must provide the ASMX with prompt notification of certain Corporate actions.

1.

Executive Officer Leaves the Company

2.

All Dividends

3.

Stock Splits

4.

New Stock Issues

5.

Reverse Splits

6.

Names Changes

7.

Mergers

8.

Acquisitions

9.

Dissolutions

10.

Bankruptcies

11.

Liquidations

Rule 9.3.0 – Obligation to File Periodic Reports

A Company shall file all required periodic reports with the ASMX as required:

Three Mandatory Investor Reporting Requirement Categories of the ASMX:

1)

Full Investor Reporting:

a.

Quarterly Un-audited Financial Statements on SEC Form 1-SA to be emailed to Legal@AlternativeSecuritiesMarket.com within 120 days of the close of each business quarter. Company un-audited financial statements shall be privately distributed to all company investors (not for public view or distribution). All un-audited financial statements will be signed as “true and accurate” by the Chief Executive Officer and/or the Chief Financial Officer.

b.

Annual Audited Financial Statement on SEC Form 1-K to be emailed to Legal@AlternativeSecuritiesMarket.com within 60 days of the close of each business fiscal year. Company audited financial statements shall be privately distributed to all company investors (not for public view or distribution).

c.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and /or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

2)

Limited Investor Reporting:

a.

Quarterly Un-audited Financial Statements on SEC Form 1-SA to be emailed to Legal@AlternativeSecuritiesMarket.com within 30 days of the close of each business quarter. Company un-audited financial statements shall be privately distributed to all company investors (not for public view or distribution). All un-audited financial statements will be signed as “true and accurate” by the Chief Executive Officer and/or the Chief Financial Officer.

b.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and/or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

3)

Non-Investor Reporting: (limited to Residential Real Estate Clearinghouse, Commercial Mortgage Clearinghouse and Life Settlement Fund Market transactions where securities are issued as “asset backed / secured debt note transactions).

a.

Monthly Status of the Company Report to be mailed by the Company to all Shareholders each Calendar Month. The “State of the Company Letter” shall detail the current operational status of the Company (or investment), detail information that the CEO feel is necessary for investors to know as it pertains to the future developments of the Company or the investor holdings.

b.

Corporate Actions: Certain corporate actions must be disclosed to all Investors no less than TEN calendar days prior to record date. All Corporate Actions will be published on the Company’s Page on the ASMX (www.ASMX.CO and/or www.AlternativeSecuritiesMarket.com):

i.

All Dividends

ii.

Stock Splits

iii.

New Stock Issues

iv.

Reverse Splits

v.

Name Changes

vi.

Mergers

vii.

Acquisitions

viii.

Dissolutions

ix.

Bankruptcies

x.

Liquidations

All companies will supply the ASMX with:

•

Two (2) copies of all reports required, if submitted by mail; or

•

A single electronic  copy of each report required, if submitted electronically by email to LEGAL@ALTERNATIVESECURITIESMARKET.COM

All required reports must be filed with the ASMX on or before the date they are required to be published on the Company’s page on the ASMX.

Rule 9.4.0 – Listing Issuers of Companies whose Business Plan is to Complete One or More Acquisitions

Generally, the ASMX will not permit the initial or continued listing of a company that has no specific business plan or that has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies.

However, in the case of a company whose business plan is to complete an initial public offering and engage in a merger or acquisition with one or more unidentified companies within a specific period of time, the ASMX will permit the listing if the company meets all applicable initial listing requirements, as well as the conditions described below.

1.

At least 90% of the gross proceeds from the initial public offering be deposited in a trust account maintained by an independent trustee, an escrow account maintained by an “insured depository institution”, as that term is defined in Section 3(c)(2) of the Federal Deposit Insurance Act or in a separate bank account established by a registered broker or dealer (collectively, a “deposit account”).

2.

Within 36 months of the effectiveness of its initial public offering registration statement, or such shorter period that the company specifies in its registration statement or offering memorandum, the company must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the deposit account (excluding any deferred underwriters fees and taxes payable on the income earned on the deposit account) at the time of the agreement to enter into the initial combination.

3.

Until the company has satisfied the condition in paragraph 2 above, each business combination must be approved by a majority of the company’s directors.

4.

Until the company has satisfied the condition in paragraph 2 above, each business combination must be approved by a majority of the shares of common stock voting at the meeting at which the combination is being considered.

5.

Until the company has satisfied the condition in paragraph 2 above, shareholders voting against a business combination must have the right to convert their shares of common stock into a pro rata share of the aggregate amount then in the deposit account (net of taxes and amounts distributed to management for working capital purposes) if the business combination is approved and consummated. A company may establish (set no lower than 10% of the shares sold in the initial offering) as to the maximum number of shares with respect to which shareholder, together with any affiliate of such shareholder or any person with whom such shareholder is acting as a “group” (as such term is used in Sections 13(d) and 14(d) of the Act), may exercise such conversion rights. For purposes of this paragraph (5), shareholders excludes officers and directors of the company, the founding shareholders of the company, and family members or affiliates of any of the foregoing persons.

Until the company completes a business combination where all conditions in paragraph 2 above are met, the company must notify the ASMX about each proposed business combination. Following each business combination, the combined company must meet the requirements for initial listing. If the company does not meet the requirements for initial listing following a business combination or does not comply with one of the requirements set forth above, the ASMX will issue a Delisting Determination and delist the company’s securities.

9.5.0 – Business Combination with Non-Alternative Securities Market Exchange Entities Resulting in a Change of Control

A company must apply for initial listing in connection with a transaction whereby the company combines with a non- ASMX listed company, resulting in a change of control of the company and potentially allowing the non- ASMX company to obtain an ASMX Listing. In determining whether a change of control has occurred, the ASMX shall consider all relevant factors including, but not limited to:

•

Changes in the Management;

•

Changes to the Board of Directors;

•

Changes in voting power;

•

Changes in ownership; and

•

The financial structure of the company

The ASMX shall also consider the nature of the business and the relative size of the ASMX listed company and the non- ASMX company. The company must submit an application for the post-transaction entity with sufficient time to allow the ASMX to complete its review before the transaction is completed. If the company’s application for initial listing has not been approved prior to consummation of the transaction, the ASMX will issue a Delisting Determination and Delist the company’s securities.

9.6.0 – Bankruptcy and Liquidation

The ASMX may use its discretionary authority to suspend or terminate the listing of a company that has filed for protection under any provision of the Federal Bankruptcy Laws or comparable foreign laws, or has announced that liquidation has been authorized by its board of directors and that it is committed to proceed, even though the company’s securities otherwise meet all enumerated criteria for continued listing on the ASMX. In the event that the ASMX determines to continue the listing of such a company during a bankruptcy reorganization, the company shall nevertheless be required to satisfy all requirements for initial listing, upon emerging from bankruptcy proceedings.

9.7.0 – Code of Conduct

Each company shall adopt a code of conduct applicable to all directors, officers and employees, which shall be publicly available on the company’s page on the ASMX (http://www.ASMX.CO and/or http://www.AlternativeSecuritiesMarket.com). A code of conduct satisfying this Rule must comply with the definition of a “Code of Ethics” set out in Section 406(c) of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) and any regulations promulgated thereunder. In addition, the code must provide for an enforcement mechanism. Any waivers of the code for directors or executive officers must be approved by the company’s board of directors. Companies shall disclose such waivers within four business days by filing and distributing a Press Release through the ASMG DISCLOSURE & NEWS SERVICE.

Ethical behavior is required and expected of every corporate officer, director and employee of a listed company, whether or not a formal code of conduct exists. The requirement of a publicly available code of conduct applicable to all directors, officers and employees of a company is intended to demonstrate to investors that the Board of Directors and Management of the ASMX has carefully considered the requirements of ethical dealing of a company, and to ensure that each company has put in place a system to ensure that they become aware of and take prompt action against any questionable behavior. For company personnel, a code of conduct with enforcement provisions provides assurance that reporting of questionable behavior is protected and encouraged, and fosters an atmosphere of self-awareness and prudent conduct.

Rule 9.7.0 requires companies to adopt a code of conduct complying with the definition of a “code of ethics” under Section 406(c) of the Sarbanes-Oxley Act of 2002 (“the Sarbanes-Oxley Act”) and any regulations promulgated thereunder by the Commission. Thus, the code must include such standards as are reasonably necessary to promote the ethical handling of conflicts of interest, full and fair disclosure, and compliance with laws, rules and regulations, as specified by the Sarbanes-Oxley Act. However, the code of conduct required by Rule 9.7.0 must apply to all directors, officers and employees. Companies can satisfy this obligation by adopting one or more codes of conduct, such that all directors, officers and employees are subject to a code that satisfies the definition of a “code of ethics”.

As the Sarbanes-Oxley Act recognizes, investors are harmed when real or perceived private interest of a director, officer or employee is in conflict with the interests of the company, as when the individual receives improper personal benefits as a result of his or her position with the company, or when the individual has other duties, responsibilities or obligations that run counter to his or her duty to the company. Also, the disclosures a company makes to the ASMX are the essential source of information about the company for regulators and investors – there can be no question about the duty to make them fairly, accurately and timely.

Finally, illegal action must be dealt with swiftly and the violators reported to the appropriate authorities. Each code of conduct must require that any waiver of the code for executive officers or directors may be made only by the board of directors, and must be disclosed to shareholders, along with the reasons for the waiver. Any waivers of the code for directors or executive officers must be approved by the company’s board of directors. Companies shall disclose such waivers within four business days by filing and distributing a Press Release through the ASMG DISCLOSURE & NEWS SERVICE. This disclosure requirement provides investors the comfort that waivers are not granted except where they are necessary and warranted, and that they are limited and qualified so as to protect the company and its shareholders to the greatest extent possible.

Each code of conduct must also contain an enforcement mechanism that ensures prompt and consistent enforcement of the code, protection for persons reporting questionable behavior, clear and objective standards for compliance, and a fair process by which to determine violations.

9.10.0 – Failure to Meet Listing Standards

Securities of a company that does not meet the listing standards set for forth in this Rule Book are subject to Delisting from, or denial of initial listing on the ASMX. The ASMX is responsible for identifying deficiencies that may lead to Delisting or Denial of a listing application; notifying the company of the deficiency or denial; and issuing Delisting Determinations.

When the ASMX determines that a Company does not meet a Listing Standard as set forth in this Rule Book, it will immediately notify the company of the deficiency. As explained below in more detail, deficiency notifications are three types:

•

Alternative Securities Market Exchange Delisting Determination – which are notifications of deficiencies, and unless appealed, are subject the company’s immediate suspension and delisting;

o

Inform the company of the factual bases for the ASMX’s determination of delisting, and the quantitative standard the company has failed to satisfy;

o

Provides the company with instruction regarding its obligation to disclose the deficiency under Alternative Securities Market Exchange Rules; and

o

Inform the company:

▪

In the case of a Delisting Determination, the Company’s securities will be suspended as of the date certain; the company has a right to appeal the Delisting Determination to the Board of Directors of the ASMX, and that a request for appeal must be received by the ASMX in writing within Seven Calendar Days. The Company’s securities will remain suspended from all trading pending the appeal process.

o

A company that receives a notification of Delisting is required to make a public announcement disclosing receipt of the notification and the Rule(s) upon which the deficiency is based.

•

Alternative Securities Market Exchange Notifications of Deficiencies (Type I)– allows a company to submit a plan of compliance for review by the Chief Executive Officer of the ASMX. A decision for Delisting has not been made;

o

Inform the company of the factual bases for the ASMX’s determination of Deficiency, and the quantitative standard the company has failed to satisfy;

o

Provides the company with instruction regarding its obligation to disclose the deficiency under Alternative Securities Market Exchange Rules; and

o

Inform the company:

▪

In the case of a Notice of Deficiency (Type I), the company may submit a plan of compliance for review by the Chief Executive Officer of the ASMX.

▪

The deadline by which a plan must be submitted

▪

That if the required plan of compliance is not received by the required deadline, the company’s securities may be subject to immediate suspension of trading and consideration for Delisting.

o

A company that receives a notification of Deficiency is required to make a public announcement disclosing receipt of the notification and the Rule(s) upon which the deficiency is based. A company that receives a notification of deficiency related to the failure to file an Investor Reporting Document on the date in which the report was due is required to make the public announcement by issuing a press release disclosing receipt of the notification and the Rule(s)  upon which the Deficiency is based, in addition to filing any required Investor Reporting items, OR providing a date that is within 30 days of the press release, when the report will be available to the public, and the reasons for such delay.

•

Alternative Securities Market Exchange Notifications of Deficiencies (Type II) – a notice that allows for an automatic cure or compliance period. ASMX Notifications of Deficiencies generally allow for submission or a compliance plan, or an automatic cure, or compliance period may result, after review by the ASMX of the compliance plan or, expiration of the cure, or compliance period.

o

Inform the company of the factual bases for the ASMX’s determination of Deficiency, and the quantitative standard the company has failed to satisfy;

o

Provides the company with instruction regarding its obligation to disclose the deficiency under Alternative Securities Market Exchange Rules; and

o

Inform the company:

▪

In the case of a Notice of Deficiency (Type II), of the compliance items required to be received or cured for the automatic cure, and details on the compliance period, and expiration date of the compliance period.

▪

The deadline by which a compliance items are required.

▪

That if the required information is not received by the required deadline, the company’s securities may be subject to immediate suspension of trading and consideration for Delisting.

o

A company that receives a notification of Deficiency is required to make a public announcement disclosing receipt of the notification and the Rule(s) upon which the deficiency is based. A company that receives a notification of deficiency related to the failure to file an Investor reporting document on the date in which the report was due is required to make the public announcement by issuing a press release disclosing receipt of the notification and the Rule(s)  upon which the Deficiency is based, in addition to filing any required Investor Reporting items, OR providing a date that is within 30 days of the press release, when the report will be available to the public, and the reasons for such delay.

For items requiring a review, after compiling all responses from a company to which notice has been served regarding an ASMX Notification of Deficiency, the information will be presented to the Chief Executive Officer of the ASMX, who will review all information, and make any determination about Continued Listing, Delisting or Denial of a Listing Application.

Should the Chief Executive Officer of the ASMX find just cause for the company to be Delisted, the company will be served notice of the Delisting order, and the Delisting process will begin immediately.

➢

Appeal: Delisting Decisions may be appealed to the Board of Directors of the ASMX for reconsideration. Requests for Appeals are required to be in writing, and submitted to the ASMX Board of Directors by:

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Appeals

4136 Del Rey Avenue

Marina Del Rey, California 90292

Appeals submitted to the Board of Directors of the ASMX will be reviewed by all members of the Board of Directors, and a decision will be issued within 30 days of receipt of the request for Appeal.

Rule 9.11.0 – Re-Listing of a Company

A company that has been the subject of a Delisting must comply with the requirements for initial listing to be considered for re-listing. A company that has been suspended, but that has not been subject to a Delisting, shall be required to meet all compliance issues resulting in any suspension from trading, once all compliance items have been satisfied, the company will be allowed to continue trading.

Rule 9.12.0 – Voluntary Termination of Rights as an Issuer:

A Listed Issuer of the ASMX may voluntarily terminate its rights as a Listed Issuer only by a written “Voluntary Delisting Request” addressed to the ASMX’s Secretary.

By Email:

Legal@AlternativeSecuritiesMarket.com

By Mail:

Alternative Securities Market Exchange, Inc.

Attn: Delisting

4136 Del Rey Avenue

Marina Del Rey, California 90292

Such Voluntary Delisting Request shall immediately take effect following the receipt of such written Voluntary Delisting Request.

Any Voluntary Delisting Request as a Listed Issuer does not relive the Listed Issuer from:

•

Any and all indebtedness due the ASMX (Alternative Securities Market Exchange, Inc), Alternative Securities Market, LLC or Alternative Securities Markets Group Corporation;

•

Any ASMX investigation or disciplinary action brought against the Listed Issuer; and

•

Any examination of such Listed Issuer that may be process.

CHAPTER X

FEES & CHARGES

Rule 10.1.0 – Authority to Charge Fees and Other Charges

The ASMX may prescribe such reasonable fees or other charges as it may, in its discretion, deem appropriate. Such fees and charges may include, but are not limited to:

o

Initial Application Fees;

o

Market Transaction Fees;

o

Monthly Listed Issuer Fees;

o

Filing Fees;

o

And other fees as the ASMX may determine.

ALL SUCH FEES AND CHARGES SHALL BE EQUITABLY ALLOCATED AMONG ALL MEMBERS, LISTED ISSUERS AND MARKET PROFESSIONALS.

Rule 10.2.0 – Regulatory Transaction Fee

The ASMX may be required to pay certain fees to the Commission. To help fund the ASMX’s anticipated operating expenses and any obligations to the Commission, the ASMX has incorporated a “Transaction Fee” to all investment transactions facilitated on the ASMX.

Each transaction engaged on the ASMX will be subject to a Transaction Fee of:

•

1/10th of 1% of the gross purchase of any securities.

This amount is required to be paid by the party that sold the securities in the transaction. This Fee is subject to change at any time without notice.

Rule 10.3.0 – Schedule of Fees

The ASMX will provide all Members, Listed Issuers and Market Professionals with notice of all relevant fees and charges of the ASMX. Such notice may be made available to Members, Listed Issuers and Market Professionals on the ASMX websites at http://www.AlternativeSecuritiesMarket.com and/or http://www.ASMX.CO

CHAPTER XI

BUSINESS CONDUCT

Rule 11.1.0 – Adherence to Law

No Member, Listed Issuer or Market Professional shall engage in conduct in violation of the Securities Act, the Exchange Act, the Rules of the ASMX, or the rules of any Clearing Corporation insofar as they relate to the reporting or clearance of any securities transaction, or any written interpretation thereof.

Every Member, Listed Issuer or Market Professional shall supervise any “associated person” with that Member, Listed Issuer or Market Professional is associated, as to assure the associated person’s compliance therewith.

Rule 11.2.0 – Rumors

No Member, Listed Issuer, Market Professional or Associated Person associated with the ASMX shall circulate, in any manner, rumors of a character which might affect market conditions in any security; provided, however that this rule shall not prohibit discussion of unsubstantiated information, so long as its source and unverified nature are disclosed.

Rule 11.3.0 – Prevention of the Misuse of Material Non-Public Information

A.

Every Member, Listed Issuer and Market Professional shall establish, maintain and enforce written policies and procedures reasonably designed, taking into consideration the nature of the Member, Listed Issuer or Market Professional’s business, to prevent the misuse of material non-public information by a Member, Listed Issuer or Market Professional, or by an associated person that is associated with a Member, Listed Issuer or Market Professional, that is in violation of the Federal Securities Laws or the Rules of the Alternative Securities Market Exchange.

B.

Misuse of material non-public information includes, but is not limited to:

a.

Trading in any securities by a corporation, or in any related securities, while in possession of material non-public information concerning that corporation;

b.

Trading in an underlying security while in possession of material non-public information concerning imminent transactions in the underlying security or related securities; and

c.

Disclosing to another person any material non-public information involving a corporation whose shares are traded on the ASMX, or another Over-the-Counter Securities Market or Regulated Market, or disclosing an imminent transaction in an underlying security, or related securities for the purpose of facilitating the possible misuse of such material non-public information.

C.

Each Member, Listed Issuer and Market Professional shall establish, maintain and enforce the following policies and procedures as appropriate for the nature of the Member, Listed Issuer or Market Professional’s business:

a.

All associated persons must be advised in writing of the prohibition against the misuse of material non-public information.

b.

Signed attestations from the Member, Listed Issuer, Market Maker and all associated persons affirming each person’s awareness of, and agreement by, the aforementioned prohibitions must be maintained for at least three (3) years, the first two (2) years in an easily accessible place.

D.

ANY MEMBER, LISTED ISSUER, MARKET PROFESSIONAL OR ASSOCIATED PESON WHO BECOMES AWARE OF ANY POSSIBLE MISUSE OF MATERIAL NON-PUBLIC INFORMATION MUST PROMPTLY NOTIFY THE ALTERNATIVE SECURITIES MARKET EXCHANGE.

Rule 11.4.0 – Regulatory Cooperation

A.

The ASMX may enter into agreements that provide for the exchange of information and other forms of mutual assistance for market surveillance, investigative enforcement and other regulatory purposes, which domestic and foreign self-regulatory organization, as well as associations and contract markets and the regulators of such markets.

B.

No Member, Listed Issuer, Market Professional or Associated Person subject to the jurisdiction of the ASMX shall refuse to appear and testify before the any self-regulatory organization in connection with a regulator investigative, examination or disciplinary proceeding, or refuse to furnish documentary materials, or other information, or otherwise impede or delay such investigation, examination or disciplinary proceeding if the ASMX, or a self-regulatory organization requests such information or testimony in connection with an inquiry resulting from an agreement entered into by the ASMX pursuant to paragraph (a) of this Rule. The requirements of this paragraph B shall apply regardless whether the ASMX has itself initiated an investigation or disciplinary proceeding.

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